EXHIBIT 99.1

                         Report of Independent Auditors

Board of Directors
Sovereign Bancorp, Inc.


We have audited the supplemental consolidated balance sheets of Sovereign Bancorp Inc. (Sovereign) (formed as a result of the consolidation of Sovereign and First State Financial Services, Inc. (First State)) as of December 31, 1996 and 1995, and the related supplemental consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. The supplemental consolidated financial statements give retroactive effect to the merger of Sovereign and First State on February 18, 1997, which has been accounted for using the pooling of interests method as described in the notes to the supplemental consolidated financial statements. These supplemental financial statements are the responsibility of the management of Sovereign. Our responsibility is to express an opinion on these supplemental financial statements based on our audits. We did not audit the financial statements of First State, which statements reflect total assets constituting 6% for 1996 and 8% for 1995 of the related supplemental consolidated financial statement totals, and which reflect net (loss) income constituting approximately (11%) in 1996, and 7% in 1995 and 1994 of the related supplemental consolidated financial statement totals for the three year period ended December 31, 1996. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for First State, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the supplemental consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sovereign at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, after giving retroactive effect to the merger of First State as described in the notes to the supplemental consolidated financial statements, in conformity with generally accepted accounting principles.

In 1995, Sovereign changed its method of accounting for mortgage servicing rights, as discussed in Note 1 to the supplemental consolidated financial statements. In 1994, Sovereign changed its method of accounting for investment and mortgage-backed securities, as discussed in Note 1 to the supplemental consolidated financial statements.


/s/ ERNST & YOUNG LLP
May 27, 1997
Reading, Pennsylvania.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

                    SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                           AT DECEMBER 31,
                                                                                    -----------------------------
                                                                                         1996           1995
                                                                                    --------------  -------------
ASSETS
  Cash and amounts due from depository institutions...............................  $      111,296  $     142,039
  Interest-earning deposits.......................................................           6,273         17,524
  Loans held for resale (approximate fair value of $33,162 and $138,939 at
     December 31, 1996 and 1995, respectively)....................................          32,955        137,731
  Investment and mortgage-backed securities available-for-sale....................         494,997        905,023
  Investment and mortgage-backed securities held-to-maturity (approximate fair value of $2,464,844 and $2,127,015 at December 31, 1996 and 1995,
     respectively)................................................................       2,487,615      2,117,062
  Loans...........................................................................       6,649,537      5,142,094
  Allowance for possible loan losses..............................................         (46,093)       (40,938)
  Premises and equipment..........................................................          63,763         67,474
  Real estate owned...............................................................          10,634         13,078
  Accrued interest receivable.....................................................          56,848         46,831
  Goodwill and other intangible assets............................................         113,606        125,592
  Other assets....................................................................          59,928         41,797
                                                                                    --------------  -------------
        TOTAL ASSETS..............................................................  $   10,041,359  $   8,715,307
                                                                                    --------------  -------------
                                                                                    --------------  -------------
LIABILITIES
  Deposits........................................................................  $    5,606,333  $   5,606,469
  Borrowings
     Short-term...................................................................       2,765,118      1,530,495
     Long-term....................................................................       1,097,076      1,023,266
  Advance payments by borrowers for taxes and insurance...........................          25,949         25,370
  Other liabilities...............................................................          38,044         61,090
                                                                                    --------------  -------------
        Total Liabilities.........................................................       9,532,520      8,246,690
                                                                                    --------------  -------------
STOCKHOLDERS' EQUITY
  Preferred stock; no par value; $50 liquidation preference; 7,500,000 shares authorized; 2,000,000 shares issued and outstanding at December 31, 1996 and
     December 31, 1995............................................................          96,446         96,446
  Common stock; no par value; 100,000,000 shares authorized; 69,492,593 shares issued at December 31, 1996 and 63,822,108 shares issued at December 31,
     1995.........................................................................         299,357        269,863
  Unallocated common stock held by the Employee Stock Ownership Plan at cost;
     4,067,047 shares at December 31, 1996 and 3,569,215 shares at December 31,
     1995.........................................................................         (33,015)       (28,772)
  Treasury stock; at cost; 229,168 shares...........................................        (2,300)            --
  Unrecognized gain on investment and mortgage-backed securities
     available-for-sale, net of tax...............................................           2,362          3,899
  Retained earnings...............................................................         145,989        127,181
                                                                                    --------------  -------------
     Total Stockholders' Equity...................................................         508,839        468,617
                                                                                    --------------  -------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY................................  $   10,041,359  $   8,715,307
                                                                                    --------------  -------------
                                                                                    --------------  -------------

   See accompanying notes to supplemental consolidated financial statements.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

               SUPPLEMENTAL CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------
                                                                                1996         1995         1994
                                                                             -----------  -----------  -----------
INTEREST INCOME:
  Interest on interest-earning deposits....................................  $     3,406  $     3,995  $     2,637
  Interest and dividends on investment and mortgage-backed securities
     available-for-sale....................................................       34,561       10,643        7,292
  Interest and dividends on investment and mortgage-backed securities
     held-to-maturity......................................................      176,501      154,416       99,329
  Interest and fees on loans...............................................      451,021      368,326      279,818
                                                                             -----------  -----------  -----------
           Total interest income...........................................      665,489      537,380      389,076
                                                                             -----------  -----------  -----------
INTEREST EXPENSE:
  Interest on deposits.....................................................      224,448      230,921      134,899
  Interest on borrowings...................................................      199,146      109,649       77,290
                                                                             -----------  -----------  -----------
           Total interest expense..........................................      423,594      340,570      212,189
                                                                             -----------  -----------  -----------
NET INTEREST INCOME........................................................      241,895      196,810      176,887
Provision for possible loan losses.........................................       11,416        2,650        5,992
                                                                             -----------  -----------  -----------
Net interest income after provision for possible loan losses...............      230,479      194,160      170,895
                                                                             -----------  -----------  -----------
OTHER INCOME:
  Other loan fees and service charges......................................       18,692        8,170        6,607
  Deposit fees.............................................................       13,858       11,211        7,341
  Gain on sale of loans and investment and mortgage-backed securities
     available-for-sale....................................................        5,456          294          576
  Gain on sale of loans held for resale....................................        1,622        6,167        1,960
  Miscellaneous income.....................................................        4,535        6,355        2,220
                                                                             -----------  -----------  -----------
           Total other income..............................................       44,163       32,197       18,704
                                                                             -----------  -----------  -----------
GENERAL AND ADMINISTRATIVE EXPENSES:
  Salaries and employee benefits...........................................       59,937       48,520       41,544
  Occupancy and equipment expenses.........................................       24,495       21,293       17,954
  Outside services.........................................................       33,595       16,720       10,135
  Deposit insurance premiums...............................................       10,258       11,657        8,724
  Advertising..............................................................        4,218        5,414        4,737
  Other administrative expenses............................................       19,743       16,793       18,185
                                                                             -----------  -----------  -----------
           Total general and administrative expenses.......................      152,246      120,397      101,279
                                                                             -----------  -----------  -----------
OTHER OPERATING EXPENSES:
  Non-recurring SAIF assessment............................................       30,914           --           --
  Amortization of goodwill and other intangible assets.....................       11,963       12,611        7,044
  Real estate owned losses.................................................        3,770        2,272        1,547
                                                                             -----------  -----------  -----------
           Total other operating expenses..................................       46,647       14,883        8,591
                                                                             -----------  -----------  -----------
Income before income taxes.................................................       75,749       91,077       79,729
Income tax provision.......................................................       29,935       30,671       29,830
                                                                             -----------  -----------  -----------
NET INCOME.................................................................  $    45,814  $    60,406  $    49,899
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------
NET INCOME APPLICABLE TO COMMON STOCK......................................  $    39,564  $    55,717  $    49,899
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------
EARNINGS PER COMMON AND COMMON EQUIVALENT SHARE(1)                           $       .59  $       .82  $       .74
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------
DIVIDENDS PER COMMON SHARE(1)..............................................  $      .077  $      .078  $      .095
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

------------------
(1) All per share data have been adjusted to reflect all stock dividends and stock splits declared through January 1997.


   See accompanying notes to supplemental consolidated financial statements.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

          SUPPLEMENTAL CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                        COMMON        PREFERRED                                                        UNALLOCATED
                                        SHARES         SHARES       COMMON      PREFERRED    RETAINED     TREASURY     COMMON STOCK
COMBINED                              OUTSTANDING    OUTSTANDING     STOCK        STOCK      EARNINGS       STOCK      HELD BY ESOP
---------------------------------   ---------------  -----------  -----------  -----------  -----------  -----------   -------------
BALANCE, DECEMBER 31, 1993.......       55,296              --      $ 205,793    $      --    $  90,624    $  (1,958)   $  (1,159)
Net income.......................           --              --             --           --       49,899           --           --
Exercise of stock options........          662              --          1,318           --           --           --           --
Cash in lieu of fractional
 shares..........................           (1)             --            (14)          --           --           --           --
Sale of stock under Dividend
 Reinvestment and Employee Stock
 Purchase Plan...................          229              --          2,580           --           --           --           --
Stock dividends..................        4,162              --         38,135           --      (38,135)          --           --
Dividends paid on common stock,
 $.0000 per share................           --              --             --           --       (5,728)          --           --
Treasury stock retired...........           --              --         (1,958)          --           --        1,958           --
Unrecognized loss on investment
 and mortgage-backed securities
 available-for-sale, net of
 tax.............................           --              --             --           --           --           --           --
Allocation of shares under
 Employee Stock Ownership Plan...           --              --             --           --           --           --        1,159
Other............................          (26)             --            (98)          --          622           --           --
                                     ---------       ---------      ---------    ---------    ---------    ---------    ---------
BALANCE, DECEMBER 31, 1994.......       60,322              --        245,756           --       97,282           --           --
                                     ---------       ---------      ---------    ---------    ---------    ---------    ---------
Net Income.......................           --              --             --           --       60,406           --           --
Exercise of stock options........          481              --            945           --           --           --           --
Cash in lieu of fractional
 shares..........................           --              --             (2)          --           --           --           --
Sale of stock under Dividend
 Reinvestment and Employee Stock
 Purchase Plan...................          251              --          1,963           --           --           --           --
Stock dividends..................        2,743              --         20,571           --      (20,571)          --           --
Dividends paid on common stock,
 $.0000 per share................           --              --             --           --       (4,703)          --           --
Preferred stock offering.........           --           2,000             --       96,446           --           --           --
Dividends paid on preferred
 stock, $0.00 per share..........           --              --             --           --       (4,688)          --           --
Unrecognized gain on investment
 and mortgage-backed securities
 available-for-sale, net of
 tax.............................           --              --             --           --           --           --           --
Purchase of shares under Employee
 Stock Ownership Plan............       (3,757)             --             --           --           --           --      (30,286)
Allocation of shares under
 Employee Stock Ownership Plan...          188              --             --           --           --           --        1,514
Other............................           25              --            630           --         (545)          --           --
                                     ---------       ---------      ---------    ---------    ---------    ---------    ---------
BALANCE, DECEMBER 31, 1995.......       60,253           2,000        269,863       96,446      127,181           --      (28,772)
                                     ---------       ---------      ---------    ---------    ---------    ---------    ---------
Net Income.......................           --              --             --           --       45,814           --           --
Exercise of stock options........          544              --          1,550           --           --           --           --
Cash in lieu of fractional
 shares..........................           --              --             (2)          --           (9)          --           --
Sale of stock under Dividend
 Reinvestment and Employee Stock
 Purchase Plan...................          201              --          1,699           --           --           --           --
Stock dividends..................        2,905              --         24,509           --      (24,509)          --           --
Stock dividends on unallocated
 Employee Stock Ownership Plan
 shares..........................         (179)             --             --           --        1,506           --       (1,506)
Dividends paid on common stock,
 $.000 per share.................           --              --             --           --       (4,999)          --           --
Dividends paid on preferred
 stock, $0.00 per share..........           --              --             --           --       (6,250)          --           --
Treasury stock repurchase........         (229)             --             --           --           --       (2,300)          --
Unrecognized loss on investment
 and mortgage-backed securities
 available-for-sale, net of
 tax.............................           --              --             --           --           --           --           --
Purchase of shares under Employee
 Stock Ownership Plan............         (544)             --             --           --           --           --       (4,559)
Allocation of shares under
 Employee Stock Ownership Plan...          224              --            643           --           --           --        1,822
Issuance of stock for West
 Jersey..........................        1,996              --          1,030           --        7,255           --           --
Other............................           25              --             65           --           --           --           --
                                     ---------       ---------      ---------    ---------    ---------    ---------    ---------
BALANCE, DECEMBER 31, 1996.......       65,196           2,000      $ 299,357    $  96,446    $ 145,989    $  (2,300)   $ (33,015)
                                     ---------       ---------      ---------    ---------    ---------    ---------    ---------
                                     ---------       ---------      ---------    ---------    ---------    ---------    ---------




                                     UNRECOGNIZED      TOTAL
                                        LOSS ON     STOCKHOLDERS'
COMBINED                                  AFS          EQUITY
---------------------------------    -------------  -------------
BALANCE, DECEMBER 31, 1993.......     $      --       $ 293,300
Net income.......................            --          49,899
Exercise of stock options........            --           1,318
Cash in lieu of fractional
 shares..........................            --             (14)
Sale of stock under Dividend
 Reinvestment and Employee Stock
 Purchase Plan...................            --           2,580
Stock dividends..................            --              --
Dividends paid on common stock,
 $.0000 per share................            --          (5,728)
Treasury stock retired...........            --              --
Unrecognized loss on investment
 and mortgage-backed securities
 available-for-sale, net of
 tax.............................        (1,165)         (1,165)
Allocation of shares under
 Employee Stock Ownership Plan...            --           1,159
Other............................            --             524
                                      ---------       ---------
BALANCE, DECEMBER 31, 1994.......        (1,165)        341,873
                                      ---------       ---------
Net Income.......................            --          60,406
Exercise of stock options........            --             945
Cash in lieu of fractional
 shares..........................            --              (2)
Sale of stock under Dividend
 Reinvestment and Employee Stock
 Purchase Plan...................            --           1,963
Stock dividends..................            --              --
Dividends paid on common stock,
 $.0000 per share................            --          (4,703)
Preferred stock offering.........            --          96,446
Dividends paid on preferred
 stock, $0.00 per share..........            --          (4,688)
Unrecognized gain on investment
 and mortgage-backed securities
 available-for-sale, net of
 tax.............................         5,064           5,064
Purchase of shares under Employee
 Stock Ownership Plan............            --         (30,286)
Allocation of shares under
 Employee Stock Ownership Plan...            --           1,514
Other............................            --              85
                                      ---------       ---------
BALANCE, DECEMBER 31, 1995.......         3,899         468,617
                                      ---------       ---------
Net Income.......................            --          45,814
Exercise of stock options........            --           1,550
Cash in lieu of fractional
 shares..........................            --             (11)
Sale of stock under Dividend
 Reinvestment and Employee Stock
 Purchase Plan...................            --           1,699
Stock dividends..................            --              --
Stock dividends on unallocated
 Employee Stock Ownership Plan
 shares..........................            --              --
Dividends paid on common stock,
 $.000 per share.................            --          (4,999)
Dividends paid on preferred
 stock, $0.00 per share..........            --          (6,250)
Treasury stock repurchase........            --          (2,300)
Unrecognized loss on investment
 and mortgage-backed securities
 available-for-sale, net of
 tax.............................        (1,537)         (1,537)
Purchase of shares under Employee
 Stock Ownership Plan............            --          (4,559)
Allocation of shares under
 Employee Stock Ownership Plan...            --           2,465
Issuance of stock for West
 Jersey..........................            --           8,285
Other............................            --              65
                                      ---------       ---------
BALANCE, DECEMBER 31, 1996.......     $   2,362       $ 508,839
                                      ---------       ---------
                                      ---------       ---------

    See accompanying notes to supplemental consolidated financial statements.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

               SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------
                                                                                  1996        1995        1994
                                                                               ----------  ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income...................................................................  $   45,814  $   60,406  $   49,899
Adjustments to reconcile net income to net cash provided by operating activities:
  Provision for possible loan losses and deferred taxes......................      18,840       6,552      12,429
  Depreciation...............................................................       7,292       6,116       5,960
  Amortization...............................................................       8,713       5,235      (1,216)
  Gain on sale of loans, investment and mortgage-backed securities and real
    estate owned.............................................................      (4,692)     (2,483)     (2,060)
  Allocation of Employee Stock Ownership Plan................................       2,465       1,514          --
  Net change in:
    Loans held for resale....................................................     104,776     (66,200)     63,803
    Accrued interest receivable..............................................      (9,463)    (13,351)    (11,207)
    Prepaid expenses and other assets........................................     (30,336)     (1,740)    (80,291)
    Other liabilities........................................................     (24,084)     14,614      (3,918)
                                                                               ----------  ----------  ----------
Net cash provided by operating activities....................................     119,325      10,663      33,399
                                                                               ----------  ----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investment and mortgage-backed securities:
  Available-for-sale.........................................................     696,199      55,973     760,352
Proceeds from repayments and maturities of investment and mortgage-backed securities:
  Available-for-sale.........................................................     113,394          --       3,961
  Held-to-maturity...........................................................     471,623     348,461     340,855
Purchases of investment and mortgage-backed securities:
  Available-for-sale.........................................................    (388,939)    (98,795)   (338,473)
  Held-to-maturity...........................................................    (830,844) (1,335,525)   (675,613)
Proceeds from sales of loans.................................................      67,982       7,307       6,515
Purchase of loans............................................................    (885,033)   (306,086)    (72,808)
Net change in loans other than purchases and sales...........................    (622,621)    (86,241) (1,104,124)
Proceeds from sales of premises and equipment................................       2,970      10,729       2,060
Purchases of premises and equipment..........................................      (6,063)    (19,718)     (5,489)
Proceeds from sales of real estate owned.....................................      10,189       9,758      19,491
Net cash received from business combinations.................................       4,983       5,569      46,659
Other, net...................................................................          --          --      (4,568)
                                                                               ----------  ----------  ----------
Net cash used by investing activities........................................  (1,366,160) (1,408,568) (1,021,182)
                                                                               ----------  ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Assumption of deposits.......................................................          --     818,913      13,687
Net (decrease) increase in deposits..........................................     (86,497)    176,204     148,887
Net increase (decrease) in short-term borrowings.............................     305,297    (549,300)    757,290
Proceeds from long-term borrowings...........................................   1,005,001     910,499      75,000
Repayments of long-term borrowings...........................................          (2)       (716)     (3,020)
Net increase (decrease) in advance payments by borrowers for taxes and
  insurance..................................................................         464      (3,311)      4,152
Cash dividends paid to stockholders..........................................     (11,249)     (9,391)     (5,728)
Proceeds from issuance of common stock.......................................       4,333       2,991       3,884
Proceeds from issuance of preferred stock....................................          --      96,446          --
Advance to the Employee Stock Ownership Plan.................................     (10,206)    (30,286)         --
Purchase of Treasury Stock...................................................      (2,300)         --          --
                                                                               ----------  ----------  ----------
Net cash provided by financing activities....................................   1,204,841   1,412,049     994,152
                                                                               ----------  ----------  ----------
Net change in cash and cash equivalents......................................     (41,994)     14,144       6,369
Cash and cash equivalents at beginning of period.............................     159,563     145,419     139,050
                                                                               ----------  ----------  ----------
Cash and cash equivalents at end of period...................................  $  117,569  $  159,563  $  145,419
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
RECONCILIATION OF CASH AND CASH EQUIVALENTS TO SUPPLEMENTAL CONSOLIDATED
BALANCE SHEETS:
Cash and amounts due from depository institutions............................  $  111,296  $  142,039  $  114,832
Interest-earning deposits....................................................       6,273      17,524      30,587
                                                                               ----------  ----------  ----------
Cash and cash equivalents at end of period...................................  $  117,569  $  159,563  $  145,419
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

SUPPLEMENTAL DISCLOSURES:

     Income tax payments totaled $40.0 million in 1996, $22.8 million in 1995 and $24.9 million in 1994. Interest payments totaled $477.5 million in 1996, $325.1 million in 1995 and $209.3 million in 1994. Noncash activity consisted of mortgage loan securitization of $372.1 million in 1996, $200.9 million in 1995 and $159.5 million in 1994; reclassification of long-term borrowings to short-term borrowings of $931.7 million in 1996, $315.8 million in 1995 and $159.5 million in 1994; and reclassification of mortgage loans to real estate owned of $11.9 million in 1996, $6.7 million in 1995 and $9.5 million in 1994.

    See accompanying notes to supplemental consolidated financial statements.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

     These supplemental financial statements have been prepared to comply with the Securities & Exchange Commission's filing requirements for a Registration Statement on Form S-4. These supplemental financial statements together with the complete footnote disclosures will become the historical financial statements of the Registrant once financial results for the fiscal year ended December 31, 1997 are issued.

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a description of the significant accounting policies of Sovereign Bancorp, Inc. and subsidiaries ("Sovereign"). Such accounting policies are in accordance with generally accepted accounting principles and have been followed on a consistent basis, except as separately noted herein.

     a. Principles of Consolidation -- The accompanying financial statements include the accounts of the parent company, Sovereign Bancorp, Inc. and its wholly-owned subsidiaries: Sovereign Bank and Sovereign Community Bank. All material intercompany balances and transactions have been eliminated in consolidation.

     b. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     c. Per Share Information -- Earnings per share have been calculated based on the average common shares outstanding (including assumed conversion of preferred shares and excluding unallocated shares in Sovereign's Employee Stock Ownership Plan ("ESOP")) for the respective periods. Stock options are considered common stock equivalents and are included in the computation of the number of outstanding shares using the treasury stock method, unless anti-dilutive. The number of shares used in the computation of fully diluted earnings per share for the years ended December 31, 1996, 1995, and 1994 were
77.9 million, 74.1 million and 67.8 million, respectively. All per share data has been restated to reflect the effect of the 20% stock split which was authorized on January 16, 1997, with a record date of March 3, 1997, the 5% stock dividends which were authorized on December 20, 1995 and February 22, 1995, with record dates of February 1, 1996 and March 31, 1995, respectively, the 10% stock dividend which was authorized on April 19, 1994, with a record date of April 29, 1994 and all prior stock dividends and stock splits.


     In February 1997, the FASB issued SFAS No. 128, Earnings Per Share. This statement supersedes APB Opinion No. 15, "Earnings per Share" and FASB
Statement No. 85, "Yield Test for Determining whether a Convertible Security Is a Common Stock Equivalent". The overall objective of SFAS No. 128 is to simplify the calculation of earnings per share and achieve comparability with the recently issued International Accounting Standard No. 33, "Earnings Per Share". SFAS No. 128 is effective for all periods ending after December 15, 1997. Subsequent to the effective date, all prior-period earnings per share amounts are required to be restated to conform to the provisions of SFAS No. 128.

     Under SFAS No. 128, primary earnings per share will be replaced with basic earnings per share. Basic earnings per share will be calculated by dividing income available to common stockholders by the weighted average common shares outstanding, excluding options, warrants, and convertible securities from the calculation.

     Fully diluted earnings per share has been renamed diluted earnings per share. Income available to common stockholders will be adjusted for the assumed conversion of all potentially dilutive securities. In calculating diluted earnings per share, the dilutive effect of options and warrants will continue to be calculated using the treasury stock method. However, unlike the existing calculation of fully diluted earnings per share, the treasury stock method will be applied using the average market price for the period rather than the higher of the average market price or the ending market price. The dilutive effect of convertible debt or preferred stock will continue to be calculated using the if-converted method.

     d. Interest-Earning Deposits -- Interest-earning deposits consist of deposit accounts with the Federal Home Loan Bank of Pittsburgh ("FHLB") and deposits with other financial institutions generally having maturities of three months or less.

     e. Investment and Mortgage-backed Securities -- Effective January 1, 1994, Sovereign adopted Statement of Financial Accounting Standard ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Under SFAS No. 115, debt securities that the company has the intent and ability to hold to maturity are classified as held-to-maturity and reported at amortized cost. Securities expected to be held for an indefinite period of time are classified as available-for-sale and are carried at fair value with unrealized gains and losses reported as a separate component of stockholders' equity, net of estimated income taxes. Securities that are bought and held principally for the purpose of selling are classified as trading and reported at fair value, with unrealized gains and losses included in earnings. Sovereign has no securities held for trading. Gains or losses on the sales of securities are recognized at trade date utilizing the specific identification method. In 1993 and prior periods, investment and mortgage-backed securities were intended to be held-to-maturity and were generally carried at cost, adjusted for amortization of premiums and accretion of discounts, because Sovereign had both the intent and ability to hold these securities to maturity or on a long-term basis. Marketable equity securities were carried at the lower of cost or estimated fair value on an aggregate basis. Trading securities were carried at fair value.

     f. Forward Commitments and Options -- Sovereign utilizes forward commitments and/or options to hedge interest rate risk associated with loans held for resale and/or commitments to fund loans. Gains and losses on these transactions are included in the net gain or loss when the asset is sold.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

     g. Mortgage Banking Activity -- Loans held for resale consist of residential mortgage loans and mortgage-backed securities originated or purchased by Sovereign. They are recorded at the lower of cost or estimated fair value on an aggregate basis. Gains and losses are included in the consolidated statements of operations. The fair value calculation includes consideration of all open positions, outstanding commitments and related fees paid. Excess servicing fees are computed as the present value of the difference between the estimated future net revenues and normal servicing net revenues as established by the federally sponsored secondary market makers. Resultant premiums are deferred and amortized over the estimated life of the related mortgages using the constant yield method.

     Effective July 1, 1995, Sovereign prospectively adopted SFAS No. 122, "Accounting for Mortgage Servicing Rights." SFAS No. 122 requires that management recognize as separate assets, rights to service mortgage loans for others, however these servicing rights are acquired. Management should allocate the total cost of mortgage loans, either purchased or originated, to the loans and the mortgage servicing rights based on their relative fair value. The Statement also requires that management assess its capitalized mortgage servicing rights for impairment based on the fair value of those rights, and that this impairment be recognized through a valuation allowance.

     For purposes of measuring impairment of capitalized mortgage servicing rights and minimizing the impact of risk, Sovereign conservatively evaluates the loans underlying these rights by stratifying them into certain homogeneous categories which include, but are not limited to, residential real estate 30-year and 15-year fixed rate mortgage loans, adjustable rate mortgage loans and balloon loans. Sovereign also takes into consideration any inherent risks, which historically have been minimal on these loan types, as well as other relevant factors associated with each portfolio. Prices are obtained in the secondary market and are based upon current market prices of similarly traded loans and/or comparable secondary market instruments.

     h. Allowance for Possible Loan Losses -- An allowance for possible loan losses is maintained at a level that management considers adequate to provide for potential losses based upon an evaluation of known and inherent risks in the loan portfolio. Management's evaluation takes into consideration the risks inherent in the loan portfolio, past loan loss experience, specific loans which have loss potential, geographic and industry concentrations, delinquency trends, economic conditions, the level of originations and other relevant factors. While management uses the best information available to make such evaluations, future adjustments to the allowance may be necessary if conditions differ substantially from the assumptions used in making the evaluations.

     i. Loans -- Interest on loans is credited to income as it is earned. Interest income is not recognized on loans when the loan payment is 90 days or more delinquent (unless government-guaranteed or secured by deposit accounts) or sooner if management believes the loan has become impaired. Sovereign defines impairment as the existence of one or a combination of any of the following loan weaknesses:

          o the primary source of repayment is gone or severely impaired and Sovereign may have to rely on the secondary source

          o loss does not seem likely, but sufficient problems have arisen to cause Sovereign to go to abnormal lengths to protect its position in order to maintain a high probability of repayment

          o Obligors are unable to generate enough cash flow to reduce their debts

          o Deterioration in collateral value or inadequate inspection or verification of value (if the collateral is expected to be a source of repayment)

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

          o Flaws in documentation leave Sovereign in a subordinated or unsecured position when the collateral is needed for repayment of the loan

     When a loan is placed on non-accrual status, all accrued yet uncollected interest is reversed from income. In order for a non-accrual loan to revert to accruing status, all delinquent interest must be paid and Sovereign must approve a repayment plan.

      Loans delinquent 180 days or more are considered for charge-off unless it can be clearly demonstrated that repayment will occur regardless of the delinquency status. Examples of this would include: a loan which is secured by collateral and is in the process of collection; a loan supported by a valid guarantee or insurance; or a loan supported by a valid claim against a solvent estate. A decision to charge-off a loan does not necessarily mean that the asset has no recovery or salvage value, but rather it is not practical to defer writing off the balance, even though partial or full recovery may be realized in the future.

     j. Loan Fees, Discounts and Premiums -- Loan origination fees and certain direct loan origination costs are deferred and recognized as interest income in the consolidated statement of operations over the contractual life of the loan utilizing the level yield method, except in the case of certain discounted loans in which a portion of the net deferred fee may be amortized over the discount period. Discounts and premiums on loans purchased are amortized into income utilizing methods which approximate the level yield method.

     k. Premises and Equipment -- Premises and equipment are carried at cost, less accumulated depreciation. Depreciation is calculated utilizing both accelerated and straight-line methods. Estimated useful lives are as follows:

     Office buildings...............................   15 to 50 years
     Leasehold improvements.........................    5 to 10 years
     Furniture, fixtures and equipment..............    3 to 10 years
     Automobiles....................................          3 years

     Expenditures for maintenance and repairs are charged to expense as incurred.

     l. Real Estate Owned -- Real estate owned consists of properties acquired by or in lieu of foreclosure and properties that qualify for in-substance foreclosure. Real estate owned is stated at the lower of cost or estimated fair value minus estimated costs to sell. Write-downs of real estate owned which occur after the initial transfer from the loan portfolio are recorded as other operating expenses. Costs of holding foreclosed property are charged to expense in the current period, except for significant property improvements which are capitalized to the extent that carrying value does not exceed estimated fair value.

     m. Income Taxes -- Deferred income taxes are provided on temporary differences between amounts reported for financial statement and tax purposes in accordance with SFAS No. 109, "Accounting for Income Taxes."

     n. Interest Rate Exchange Agreements (Including Swaps, Caps, and Floors) -- Sovereign has entered into certain interest rate exchange agreements in connection with its asset/liability management program as hedges. Related fees are deferred and amortized on a straight line basis over the life of the interest rate exchange agreement. Net interest payments/receipts are accrued as an adjustment of interest expense/income on the hedged assets or liabilities. Gains or losses resulting from early termination of interest rate exchange agreements are deferred and amortized over the remaining term of the original exchange agreements. In the event the related asset/liability is disposed of, such deferred

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

gains or losses are recognized as an adjustment to the respective gain or loss on disposition. Changes in the value of interest rate exchange agreements are not recorded in the financial statements because the interest rate exchange agreements are designated as hedges.

     o. General and Administrative Expenses -- General and administrative expenses are classified on a functional basis, except for salaries and employee benefits. Certain direct loan origination costs are deferred and are being amortized as a yield adjustment through net interest income (see note 1-j).

     p. Consolidated Statement of Cash Flows -- For purposes of reporting cash flows, cash and cash equivalents include cash and amounts due from depository institutions, interest-earning deposits and securities purchased under resale agreements with an original maturity of three months or less.

     q. Reclassifications -- Certain amounts in the financial statements of prior periods have been reclassified to conform with the presentation used in these financial statements. These reclassifications have no effect on net income.

     r. Long-Lived Assets -- In March 1995, the Financial Accounting Standards Board ("FASB") issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. Sovereign adopted SFAS No. 121 in 1996 and the effect of adoption was not material.

     s. Intangibles -- Core deposit intangibles are a measure of the value of consumer demand and savings deposits acquired in business combinations accounted for as purchases. Core deposit intangibles are being amortized on accelerated bases pursuant to core deposit studies and in accordance with SFAS No. 72, "Accounting for Certain Acquisitions of Banking or Thrift Institutions," over the estimated lives of the existing deposit relationships acquired, but not exceeding 15 years. Goodwill is the excess of the purchase price over the fair value of net assets of companies acquired through business combinations accounted for as purchases. Goodwill is being amortized using the straight line method over various periods not exceeding 20 years. The carrying amount of the goodwill is reviewed if facts and circumstances suggest that it may be impaired. If this review indicates that goodwill will not be recoverable, as determined based on the loss of economic value, the carrying amount of the goodwill is reduced by the estimated loss of value. In addition, goodwill associated with impaired long-lived assets is included in the impairment evaluation which Sovereign assesses under the rules of SFAS No. 121.

(2) BUSINESS COMBINATIONS

     On May 31, 1996, Sovereign acquired West Jersey Bancshares, Inc. ("West Jersey") in a transaction accounted for as a pooling-of-interests; however, the consolidated financial statements have not been restated due to immateriality. Sovereign acquired approximately $100.0 million in assets consisting principally of investment securities and loans and assumed approximately $73.0 million of deposit liabilities. West Jersey shareholders received .8335 shares of Sovereign common stock in exchange for each share of West Jersey common stock, or $8.91 per share. Sovereign issued 1.7 million new shares (2.0 million shares as adjusted for all subsequent stock dividends and stock splits) of Sovereign common stock in connection with the transaction, which was tax-free to West Jersey and West Jersey shareholders.

     On November 17, 1995, Sovereign acquired two branch offices and related deposits of Berkeley Federal Bank & Trust, FSB ("Berkeley"). Sovereign assumed approximately $111.7 million of deposits for a premium of $5.5 million. Of this premium, $604,000 was recorded as a core deposit

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(2) BUSINESS COMBINATIONS -- (CONTINUED)

intangible and $4.9 million was recorded as goodwill. The balances of this core deposit intangible and goodwill at December 31, 1996 were $441,000 and $4.6 million, respectively.

     On November 15, 1995, Sovereign acquired Colonial State Bank in a transaction accounted for as a purchase. Sovereign acquired $46.5 million of assets consisting principally of loans and investment securities. Sovereign also assumed approximately $42.0 million of deposit liabilities. Sovereign acquired Colonial State Bank in exchange for $6.3 million in cash. This transaction added goodwill of $3.3 million to Sovereign's balance sheet. The balance of the goodwill at December 31, 1996 was $3.1 million. After receipt of regulatory approvals and pursuant to the terms of the agreement entered into by Sovereign and Colonial State Bank, upon acquisition, Colonial State Bank became a wholly-owned, BIF-insured subsidiary of Sovereign and converted to a federal savings bank under the name Colonial Bank for Savings, a Federal Savings Bank. On April 1, 1996, Colonial Bank for Savings, FSB was renamed Sovereign Community Bank. It is management's intention to merge Sovereign Community Bank into Sovereign Bank in 1997.

     On November 10, 1995, Sovereign completed the sale of its Pottsville, Pennsylvania branch office with related deposits totaling $23.9 million to Northwest Savings Bank ("Northwest") and the sale of its English Village branch office in North Wales, Pennsylvania with related deposits of $12.4 million to Union National Bank & Trust Company ("Union National"). As a result of these transactions, Sovereign recognized a pre-tax gain of $1.1 million and reduced goodwill by $568,000, respectively.

     On April 21, 1995, Sovereign completed its sale of seven southern New Jersey offices with related deposits totaling $106.7 million to Collective Bancorp, Inc. ("Collective"). Six of these offices had previously been purchased from Berkeley as part of a transaction which occurred on January 1, 1995. In addition, Sovereign acquired $7.0 million of deposits from Collective's Wilmington, Delaware branch office. As a result of this transaction, Sovereign recognized a pre-tax gain of $1.5 million and reduced its existing core deposit intangible by approximately $6.0 million.

     On January 1, 1995, Sovereign acquired 23 branch offices located in New Jersey and Delaware with $909.3 million of deposit liabilities from Berkeley. In exchange for assuming the deposits of the Berkeley offices, Sovereign acquired principally cash and fixed assets, net of a deposit premium of $66.6 million which was recorded as $7.6 million of core deposit intangible and $59.0 million of goodwill. The balances of this core deposit intangible and goodwill at December 31, 1996 were $3.4 million and $49.4 million, respectively.

     On November 1, 1994, Sovereign acquired Charter FSB Bancorp, Inc. ("Charter"). Sovereign exchanged a total of 7.0 million new shares (9.3 million shares as adjusted for all subsequent stock dividends and stock splits) of Sovereign common stock for all of the outstanding shares of Charter common stock. The acquisition of Charter was accounted for as a pooling-of-interests and accordingly, the consolidated financial statements have been restated to include the accounts of Charter for all periods presented. Sovereign's consolidated results of operations for the year ended December 31, 1994 include Charter's results of operations for the twelve-month period ended December 31, 1994.

     On September 16, 1994, Sovereign acquired the Chadds Ford, Pennsylvania office and related deposits of Second National Federal Savings Association ("Second National") from the Resolution Trust Corporation ("RTC"), receiver for Second National. Sovereign assumed approximately $14.4 million of deposits from the Chadds Ford office for a premium of $675,000, which was recorded as a core deposit intangible. The balance of this core deposit intangible was $337,000 at December 31, 1996.

     On August 5, 1994, Sovereign acquired Shadow Lawn Savings Bank ("Shadow Lawn") in a transaction accounted for as a purchase. Sovereign acquired $787.5 million of assets consisting principally of investment and mortgage-backed securities and loans. Sovereign also assumed approximately $730.6 million of deposit liabilities. Sovereign acquired Shadow Lawn in exchange for an estimated purchase price of $78.4 million of cash. This transaction added a core deposit intangible

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(2) BUSINESS COMBINATIONS -- (CONTINUED)

of $13.0 million and goodwill of $26.7 million to Sovereign's balance sheet. The balances of this core deposit intangible and goodwill at December 31, 1996 were $7.4 million and $24.3 million, respectively.

     Following are selected unaudited pro forma results of operations for 1996, 1995 and 1994 as if the Colonial and Shadow Lawn acquisitions (which were accounted for as purchases) had occurred at the beginning of 1994 (in thousands, except per share data):


                                                      YEAR ENDED DECEMBER 31,
                                                   ----------------------------
                                                     1996      1995      1994
                                                   --------  --------  --------
Total interest and non-interest income...........  $709,652  $572,877  $442,857
Net interest income..............................   241,895   198,600   193,018
Net income.......................................    45,814    60,600    50,814
Earnings per common and common equivalent share..       .59       .82       .75

     On February 18, 1997, Sovereign acquired First State FinanciaL Services, Inc. ("First State"), a $603 million savings institution headquartered in West Caldwell, New Jersey with 14 branch offices located throughout central and northern New Jersey. In accordance with the merger agreement, First State shareholders received 1.47 shares of Sovereign common stock in exchange for each share of First State common stock. Sovereign issued approximately 5.9 million new shares of Sovereign common stock in connection with the transaction, which was tax-free to First State and First State shareholders. This transaction was accounted for as a pooling-of-interests and accordingly, the consolidated financiaL statements have been restated to include the accounts of First State for all periods presented.

     The results of operations previously reported by the separated enterprises and the combined amounts presented in the accompanying supplemental consolidated financial statements are summarized below:

                                        Years Ended December 31,
                                           1996         1995
                                        ------------------------
     Net interest income
       Sovereign                         $216,710     $174,226
       First State                         25,185       22,584
                                         --------     --------

       Combined                          $241,895     $196,810
                                         ========     ========

    Net income (loss):
       Sovereign                         $ 51,463     $ 56,408
       First State                         (5,649)       3,998
                                         --------     --------

       Combined                          $ 45,814     $ 60,406
                                         ========     ========


     Prior to the combination, First State's fiscal year end was September 30, and accordingly, Sovereign's consolidated results of operations for the years ended December 31, 1996, 1995, and 1994 include First State's results of operations for the twelve-month periods ended September 30, 1996, 1995 and 1994, respectively. In 1997, a net decrease to Sovereign's stockholders' equity of $5.2 million will be made to reflect First State's activity for the three-month period ended December 31, 1996. That activity will consist of proceeds from the exercise of stock options of $1.0 million, net loss of $6.4 million and net change in unrecognized loss on available-for-sale securities of $228,000.

     On February 5, 1997, Sovereign executed a Definitive Agreement to acquire Bankers Corp., Inc. ("Banker's"), a $2.5 billion financial services holding company headquartered in Perth Amboy, New Jersey. Bankers' sole banking subsidiary, Bankers Savings, operates 15 branch offices located in Middlesex, Monmouth, and Ocean counties, New Jersey. The transaction will add loans, deposits, and shareholders' equity to Sovereign of $1.7 billion, $1.6 billion, and $193.0 million, respectively. The terms of the Agreement call for Sovereign to exchange $25.50 in Sovereign common stock for each outstanding common share of Bankers. The transaction will be tax-free to Bankers and Bankers' shareholders, and will be accounted for as a pooling-of-interests. Sovereign anticipates that the transaction will close during the third quarter of 1997.

(3) RESTRICTIONS ON CASH AND AMOUNTS DUE FROM DEPOSITORY INSTITUTIONS

     Sovereign Bank and Sovereign Community Bank are required to maintain certain average reserve balances as established by the Federal Reserve Board. The amounts of those reserve balances for the reserve computation periods which included December 31, 1996 and 1995 were $43.7 million and $50.8 million, respectively.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(4) INVESTMENT AND MORTGAGE-BACKED SECURITIES

     The amortized cost and estimated fair value of investment and mortgage-backed securities are as follows (in thousands):

                                                                      AT DECEMBER 31,
                              ------------------------------------------------------------------------------------------------------
                                                    1996                                             1995
                              --------------------------------------------------  --------------------------------------------------
                              AMORTIZED   UNREALIZED     UNREALIZED      FAIR     AMORTIZED   UNREALIZED     UNREALIZED      FAIR
                                COST     APPRECIATION   DEPRECIATION     VALUE      COST     APPRECIATION   DEPRECIATION     VALUE
                              ---------  ------------   ------------   ---------  ---------  ------------   ------------   ---------
Investment and Mortgage-
  backed Securities
  Available-for-Sale:

Investment Securities:

  U.S. Treasury and
    government agency
    securities..............  $   5,728     $      43      $       7   $   5,764  $ 151,249     $     131      $   1,270   $ 150,110
  Equity securities.........    286,773         3,525             --     290,298    139,237         1,172             89     140,320
  Other securities..........      7,720            --            248       7,472      2,728             6             17       2,717

Mortgage-backed Securities:

  FHLMC.....................     25,288            --            287      25,001    156,123           763          1,357     155,529
  FNMA......................         --            --             --          --    136,861         2,241            657     138,445
  GNMA......................         --            --             --          --     59,215         2,697             --      61,912
  Collateralized mortgage
    obligations.............    164,459           895            129     165,225    245,037         3,568            662     247,943
  Other securities..........      1,259            --             22       1,237      8,130            --             83       8,047
                              ---------     ---------      ---------   ---------  ---------     ---------      ---------   ---------
Total investment and
  mortgage-backed securities
  available-for-sale........  $ 491,227     $   4,463      $     693   $ 494,997  $ 898,580     $  10,578      $   4,135   $ 905,023
                              ---------     ---------      ---------   ---------  ---------     ---------      ---------   ---------
                              ---------     ---------      ---------   ---------  ---------     ---------      ---------   ---------


                                                                      AT DECEMBER 31,
                              ------------------------------------------------------------------------------------------------------
                                                    1996                                             1995
                              --------------------------------------------------  --------------------------------------------------
                              AMORTIZED   UNREALIZED     UNREALIZED      FAIR     AMORTIZED   UNREALIZED     UNREALIZED      FAIR
                                COST     APPRECIATION   DEPRECIATION     VALUE      COST     APPRECIATION   DEPRECIATION     VALUE
                              ---------  ------------   ------------   ---------  ---------  ------------   ------------   ---------
Investment and Mortgage-
  backed Securities Held-to-
  Maturity:

Investment Securities:

  U.S. Treasury and
    government agency
    securities..............  $  13,426     $      60      $     171   $  13,315  $  15,896     $      59      $     171   $  15,784
  Corporate securities......      1,006            32             --       1,038      1,010            60             --       1,070
  Other securities..........     65,086            86            242      64,930     10,468            75            158      10,385

Mortgage-backed Securities:

  FHLMC.....................    145,075           900          3,425     142,550    173,439         1,808          1,307     173,940
  FNMA......................    193,607           374          5,102     188,879    223,754         1,262          2,071     222,945
  GNMA......................    194,782         3,590            370     198,002    173,937         6,587             86     180,438
  RTC.......................         --            --             --          --     28,954            --          4,456      24,498
  Private issues............    272,778            87          9,529     263,336    284,640           622          2,626     282,636
  Collateralized mortgage
    obligations.............  1,599,769         4,589         13,614   1,590,744  1,204,964        10,664            309   1,215,319
  Other securities..........      2,086            --             36       2,050         --            --             --          --
                             ----------     ---------      ---------   --------- ----------     ---------      ---------  ----------
Total investment and
  mortgage-backed securities
  held-to-maturity.......... $2,487,615     $   9,718      $  32,489  $2,464,844 $2,117,062     $  21,137      $  11,184  $2,127,015
                             ----------     ---------      ---------  ---------- ----------     ---------      ---------  ----------
                             ----------     ---------      ---------  ---------- ----------     ---------      ---------  ----------

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(4) INVESTMENT AND MORTGAGE-BACKED SECURITIES

     The amortized cost and estimated fair value of investment and mortgage-backed securities at December 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in thousands):

                                                                                  AMORTIZED     FAIR
                                                                                    COST        VALUE
                                                                                  ---------  -----------
Investment and Mortgage-backed Securities Available-for-Sale:
  Due in one year or less.......................................................  $      --   $      --
  Due after one year through five years.........................................     12,552      12,558
  Due after five years through ten years........................................     15,964      15,832
  Due after ten years...........................................................    174,682     175,086
  No stated maturity............................................................    288,029     291,521
                                                                                  ---------   ---------
    Total investment and mortgage-backed securities available-for-sale..........  $ 491,227   $ 494,997
                                                                                  ---------   ---------
                                                                                  ---------   ---------

                                                                                  AMORTIZED      FAIR
                                                                                    COST         VALUE
                                                                                 -----------  ----------
Investment and Mortgage-backed Securities Held-to-Maturity:
  Due in one year or less......................................................  $    60,526  $   60,557
  Due after one year through five years........................................       59,557      59,739
  Due after five years through ten years.......................................       52,246      52,429
  Due after ten years..........................................................    2,315,286   2,292,119
                                                                                 -----------  ----------
    Total investment and mortgage-backed securities held-to-maturity...........  $ 2,487,615  $2,464,844
                                                                                 -----------  ----------
                                                                                 -----------  ----------

     There were no sales of investment and mortgage-backed securities held-to-maturity in 1996, 1995 and 1994. Proceeds from sales of investment and mortgage-backed securities available-for-sale and the realized gross gains and losses from those sales are as follows (in thousands):

                                                                                AVAILABLE-FOR-SALE
                                                                          -------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                          -------------------------------
                                                                            1996       1995       1994
                                                                          ---------  ---------  ---------
Proceeds from sales.....................................................  $ 696,199  $  55,973  $ 760,352
                                                                          ---------  ---------  ---------
                                                                          ---------  ---------  ---------
Gross realized gains....................................................  $   9,034  $     358  $   2,514
Gross realized losses...................................................      4,543        164        895
                                                                          ---------  ---------  ---------
Net realized gains......................................................  $   4,491  $     194  $   1,619
                                                                          ---------  ---------  ---------
                                                                          ---------  ---------  ---------

     Investment and mortgage-backed securities with an estimated fair value of $129.0 million and $608.9 million were pledged as collateral for borrowings, interest rate agreements and public deposits at December 31, 1996 and 1995, respectively.

     In May 1993, the FASB issued SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires management to classify investments in equity securities that have readily determinable fair values and all investments in debt securities as either held-to-maturity and reported at amortized cost, available-for-sale and reported at fair value with unrealized gains and losses reported in a separate component of stockholders' equity, or trading securities and reported at fair value with unrealized gains and losses included in earnings. Effective January 1, 1994, Sovereign adopted SFAS No. 115 and classified $1.29 billion of securities as held-to-maturity, $391.0 million of securities as available-for-sale and $6.5 million of securities as trading securities. The adoption of SFAS No. 115 resulted in an $836,000 increase to stockholders' equity accounted for as the cumulative effect of a change in accounting principle in 1994.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(4) INVESTMENT AND MORTGAGE-BACKED SECURITIES -- (CONTINUED)

     On November 15, 1995, the FASB issued a Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." In accordance with provisions in that Special Report, Sovereign reclassified $759.3 million of securities from held-to-maturity to available-for-sale. This reclassification resulted in a $1.8 million unrealized gain, net of tax, which is included in Sovereign's stockholders' equity at December 31, 1995.

(5) LOANS

     A summary of loans included in the consolidated balance sheets follows (in thousands):

                                                                              AT DECEMBER 31,
                                                                        ----------------------------
                                                                            1996           1995
                                                                        -------------  -------------
                                                                           BALANCE        BALANCE
                                                                        -------------  -------------
Residential real estate loans.........................................  $   5,286,017  $   4,282,209
Residential construction loans (net of loans in process of $45,088 and
  $37,683, respectively)..............................................         82,579         43,485
                                                                        -------------  -------------
     Total Residential Loans..........................................      5,368,596      4,325,694
                                                                        -------------  -------------
Multi-family loans....................................................         71,815         98,839
Commercial real estate loans..........................................        140,973        114,607
Commercial loans......................................................        125,706         51,178
                                                                        -------------  -------------
     Total Commercial Loans...........................................        338,494        264,624
                                                                        -------------  -------------
Consumer loans(1).....................................................        942,447        551,776
                                                                        -------------  -------------
     Total Loans......................................................  $   6,649,537  $   5,142,094
                                                                        -------------  -------------
                                                                        -------------  -------------
Total Loans with:
  Fixed rate..........................................................  $   1,503,497  $   1,323,411
  Adjustable rate.....................................................      5,146,040      3,818,683
                                                                        -------------  -------------
     Total Loans......................................................  $   6,649,537  $   5,142,094
                                                                        -------------  -------------
                                                                        -------------  -------------

------------------
(1) Consumer loan balances at December 31, 1996 and 1995 include home equity loans of $583.3 million and $484.5 million, respectively.

     As a result of Sovereign's use of interest rate swaps, $561.2 million of variable rate mortgage loans have been effectively converted to fixed rate mortgage loans. Also, $248.6 million of intermediate variable rate mortgage loans (loans with a five-year fixed rate period) and $150.0 million of short-term variable rate mortgage loans (loans with less than a five year fixed rate period) have effectively been converted to a variable rate over the fixed rate period.

     The majority of all loans are located in Sovereign's marketplace (eastern Pennsylvania, New Jersey and northern Delaware). This is Sovereign's only significant geographic concentration.

     The total amount of loans being serviced for the benefit of others was $1.31 billion and $1.06 billion at December 31, 1996 and 1995, respectively. During 1995, Sovereign recognized a gain of $3.6 million on the sale of servicing rights related to $238.5 million of residential mortgage loans. At December 31, 1996 and 1995, Sovereign had capitalized excess servicing assets of $815,000 and $2.3 million and originated mortgage servicing rights of $6.0 million and $1.9 million, respectively and no purchased servicing assets.

     Effective July 1, 1995, Sovereign prospectively adopted SFAS No. 122, "Accounting for Mortgage Servicing Rights." SFAS No. 122 requires that management recognize as separate assets, rights to service mortgage loans for others, however those servicing rights are acquired. Management should allocate the total cost of mortgage loans, either purchased or originated, to the loans and the

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(5) LOANS -- (CONTINUED)

mortgage servicing rights based on their relative fair value. The Statement also requires that management assess its capitalized mortgage servicing rights for impairment based on the fair value of those rights, and that this impairment be recognized through a valuation allowance.

     The activity in the allowance for possible loan losses is as follows (in thousands):

                                                                     YEAR ENDED DECEMBER 31,
                                                                 -------------------------------
                                                                   1996       1995       1994
                                                                 ---------  ---------  ---------
Balance, beginning of period...................................  $  40,938  $  42,640  $  41,210
Acquired reserves and other additions..........................        716        485      4,542
Provision for possible loan losses.............................     11,416      2,650      5,992
Charge-offs....................................................      8,415      5,571     10,319
Recoveries.....................................................      1,438        734      1,215
                                                                 ---------  ---------  ---------
Balance, end of period.........................................  $  46,093  $  40,938  $  42,640
                                                                 ---------  ---------  ---------
                                                                 ---------  ---------  ---------

     In May 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan." SFAS No. 114 requires that certain impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. In October 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," that amends SFAS No. 114 and eliminates its provisions regarding how a creditor should report income on an impaired loan. Originally, SFAS No. 114 would have required creditors to apply one of two allowable methods. As a result of the amendment, creditors may now continue to use existing methods for recognizing income on impaired loans, including methods that are required by certain industry regulators. SFAS No. 118 also clarified SFAS No. 114's disclosure requirements. Consistent with SFAS No. 114, Sovereign excludes all residential and consumer loans from the requirements of this Statement, as these smaller-balance, homogeneous loans are collectively evaluated for impairment. SFAS No. 114 and SFAS No. 118 were adopted by Sovereign beginning January 1, 1995. The effect of SFAS No. 114 and SFAS No. 118 on Sovereign was not significant.

(6) PREMISES AND EQUIPMENT

     A summary of premises and equipment, less accumulated depreciation and amortization, follows (in thousands):

                                                                                AT DECEMBER 31,
                                                                            ------------------------
                                                                               1996         1995
                                                                            -----------  -----------
Land......................................................................  $    11,479  $    11,630
Office buildings..........................................................       46,190       46,933
Furniture, fixtures, and equipment........................................       57,686       52,719
Leasehold improvements....................................................        6,881        6,213
Automobiles...............................................................          973          987
                                                                            -----------  -----------
                                                                                123,209      118,482
Less accumulated depreciation.............................................      (59,446)     (51,008)
                                                                            -----------  -----------
     Total premises and equipment.........................................  $    63,763  $    67,474
                                                                            -----------  -----------
                                                                            -----------  -----------

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

     Sovereign is committed under various non-cancelable operating leases relating to branch facilities having initial or remaining terms in excess of one year. The minimum annual rental commitments under these leases at December 31, 1996, are summarized as follows (in thousands):

1997................................................................  $   3,239
1998................................................................      2,712
1999................................................................      2,201
2000................................................................      1,789
2001................................................................      1,501
Thereafter..........................................................      4,697
                                                                      ---------
                                                                      $  16,139
                                                                      ---------
                                                                      ---------

     Total rental expense for all leases for the years ended December 31, 1996, 1995 and 1994 was $3.4 million, $2.8 million and $2.2 million, respectively.

(7) ACCRUED INTEREST RECEIVABLE

     Accrued interest receivable is summarized as follows (in thousands):

                                                                                 AT DECEMBER 31,
                                                                               --------------------
                                                                                 1996       1995
                                                                               ---------  ---------
Accrued interest receivable on:
Investment and mortgage-backed securities....................................  $  18,190  $  17,723
Loans........................................................................     38,658     29,108
                                                                               ---------  ---------
     Total interest receivable...............................................  $  56,848  $  46,831
                                                                               ---------  ---------
                                                                               ---------  ---------

     Accrued interest receivable is stated net of an allowance for potentially uncollected interest (for loans on non-accrual and for loans that have been restructured). If these non-accruing and restructured loans had been current in accordance with their original terms and had been outstanding throughout the period, gross interest income for the years ended December 31, 1996 and 1995 would have increased by approximately $5.0 million and $4.0 million, respectively. Interest income, which was recorded on these loans for the years ended December 31, 1996 and 1995 was $2.2 million and $1.4 million, respectively.

(8) DEPOSITS

     Deposits are summarized as follows (in thousands):

                                                                        AT DECEMBER 31,
                                        ------------------------------------------------------------------------------
                                                         1996                                     1995
                                        -------------------------------------    -------------------------------------
                                                                    WEIGHTED                                 WEIGHTED
                                                                     AVERAGE                                  AVERAGE
TYPE OF ACCOUNT                           BALANCE      PERCENT        RATE         BALANCE      PERCENT        RATE
---------------                         -----------  ----------   -----------    -----------  ----------   -----------
Demand deposit accounts...............  $   272,445           5%          -- %   $   193,843           3%          -- %
NOW accounts..........................      469,810           8          1.40        424,872           8          1.39
Savings accounts......................    1,091,556          19          2.38      1,036,298          19          2.32
Money market accounts.................      661,987          12          3.96        774,165          14          4.28
Retail certificates of deposit........    2,951,917          53          5.31      2,997,764          53          5.49
Jumbo certificates of deposit.........      158,618           3          5.56        179,527           3          5.70
                                        -----------   ---------     ---------    -----------   ---------     ---------
    Total deposits....................  $ 5,606,333         100%         4.00%   $ 5,606,469         100%         4.24%
                                        -----------   ---------     ---------    -----------   ---------     ---------
                                        -----------   ---------     ---------    -----------   ---------     ---------

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(8) DEPOSITS -- (CONTINUED)

     Certificate accounts are frequently renewed at maturity rather than paid out. The following table sets forth the maturity of Sovereign's certificates of deposit as scheduled to mature contractually at December 31, 1996 (in thousands):

                                                      SIX MOS.
                                          WITHIN          -         ONE -       THREE -      FIVE -        OVER
                                         SIX MOS.      ONE YR.   THREE YRS.    FIVE YRS.    TEN YRS.     TEN YRS.       TOTAL
                                         ---------   ----------  ----------   ----------   ----------   ----------   ----------
Certificate accounts by rate:
2.001 -- 4.000%........................  $  27,726   $      166   $     478    $     284    $      25    $      32   $   28,711
4.001 -- 6.000%........................    169,211    2,050,254     640,377       18,372        7,507           52    2,885,773
6.001 -- 8.000%........................     34,383       20,808      58,540       27,643       38,261        3,347      182,982
8.001 -- 10.000%.......................      1,083        1,063       5,607          727          883          461        9,824
Above 10.000%..........................        198          167         344          843        1,693           --        3,245
                                         ---------   ----------   ---------    ---------    ---------    ---------   ----------
Total certificate accounts.............  $ 232,601   $2,072,458   $ 705,346    $  47,869    $  48,369    $   3,892   $3,110,535
                                         ---------   ----------   ---------    ---------    ---------    ---------   ----------
                                         ---------   ----------   ---------    ---------    ---------    ---------   ----------

     The following table sets forth the maturity of Sovereign's certificates of deposit of $100,000 or more as scheduled to mature contractually at December 31, 1996:

                                                          AT DECEMBER 31,
                                                               1996
                                                          ---------------
                                                          (IN THOUSANDS)
Three months or less....................................    $    87,468
Over three through six months...........................         60,670
Over six through twelve months..........................         57,021
Over twelve months......................................         62,967
                                                            -----------
     Total..............................................    $   268,126
                                                            -----------
                                                            -----------

     Interest expense on deposits is summarized as follows (in thousands):

                                                            YEAR ENDED DECEMBER 31,
                                                     -------------------------------------
                                                        1996         1995         1994
                                                     -----------  -----------  -----------
Demand deposit and NOW accounts....................  $     6,042  $     6,204  $     5,323
Savings accounts...................................       26,293       25,809       27,015
Money market accounts..............................       27,558       26,515       10,187
Certificates of deposit............................      164,555      172,393       92,374
                                                     -----------  -----------  -----------
  Total interest expense on deposits...............  $   224,448  $   230,921  $   134,899
                                                     -----------  -----------  -----------
                                                     -----------  -----------  -----------

     The majority of Sovereign's deposits are insured by the Savings Association Insurance Fund ("SAIF") of the Federal Deposit Insurance Corporation ("FDIC"). As a result, for 1996, Sovereign paid insurance fees equal to $.23 per $100.00 (23 basis points) of insured deposits annually, the lowest rate permitted. Banks which are insured by the Bank Insurance Fund ("BIF") of the FDIC have been required to pay rates as low as 4.4 basis points since September 30, 1995, and most BIF-insured institutions have been required to pay only $2,000 in annual insurance premiums since January 2, 1996.

     On September 30, 1996, legislation was signed into law which effectively ends the BIF/SAIF disparity by the year 2000. As part of the new law, SAIF-insured institutions were required to make a one-time payment of 65.7 basis points for all SAIF-insured deposits held as of March 31, 1995. At Sovereign, this amounted to an after-tax charge of $19.2 million.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(9) SHORT-TERM AND LONG-TERM BORROWINGS

     Short-term Borrowings. Short-term borrowings included in the consolidated balance sheets are as follows (in thousands):

                                                                              AT DECEMBER 31,
                                                                        ----------------------------
                                                                            1996           1995
                                                                        -------------  -------------
Securities sold under repurchase agreements...........................  $          --  $     382,279
Federal Home Loan Bank advances.......................................      2,765,118      1,146,661
Other borrowings......................................................             --          1,555
                                                                        -------------  -------------
     Total borrowings.................................................  $   2,765,118  $   1,530,495
                                                                        -------------  -------------
                                                                        -------------  -------------

     Included in short-term borrowings are sales of securities under repurchase agreements. Securities underlying these repurchase agreements consisted of mortgage-backed securities which had a book value of $387.2 million and a market value of $392.6 million at December 31, 1995.

     At December 31, 1995, short-term borrowings include an 11.60% amortizing loan with principal of $714,000 which is collateralized by 15% of the outstanding shares of common stock of Sovereign Bank (all of the outstanding shares of Sovereign Bank are owned by Sovereign Bancorp).

     Qualifying repurchase agreements are treated as financings and the obligations to repurchase securities sold are reflected as a liability in the balance sheet. The dollar amount of securities underlying the agreements remains in the asset accounts, although the securities underlying the agreements are delivered to the brokers who arranged the transactions. In certain instances, the broker may have sold, loaned, or disposed of the securities to other parties in the normal course of their operations, and have agreed to resell to Sovereign substantially similar securities at the maturity of the agreements. The broker/dealers who participate with Sovereign in these agreements are primary broker/dealers reporting to the Federal Reserve Bank of New York. The following table summarizes information regarding securities sold under repurchase agreements (in thousands):

                  SECURITIES SOLD UNDER REPURCHASE AGREEMENTS

                                                                         DECEMBER 31,
                                                             -------------------------------------
                                                                1996         1995         1994
                                                             -----------  -----------  -----------
Balance....................................................  $        --  $   382,279  $   608,810
Weighted average interest rate.............................           --%        6.38%        5.72%
Maximum amount outstanding at any month-end during the
  period...................................................  $   288,155  $   630,077  $   608,810
Average amount outstanding during the period...............  $   181,526  $   477,195  $   427,509
Weighted average interest rate during the period...........         6.57%        6.01%        4.49%

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(9) SHORT-TERM AND LONG-TERM BORROWINGS -- (CONTINUED)

     The following table summarizes information regarding short-term FHLB advances (in thousands):

                        FEDERAL HOME LOAN BANK ADVANCES

                                                                      DECEMBER 31,
                                                       -------------------------------------------
                                                           1996           1995           1994
                                                       -------------  -------------  -------------
Balance..............................................  $   2,765,118  $   1,146,661  $   1,142,116
Weighted average interest rate.......................           5.79%          5.67%          5.34%
Maximum amount outstanding at any month-end during
  the period.........................................  $   3,323,966  $   1,151,286  $   1,142,116
Average amount outstanding during the period.........  $   2,009,989  $     807,794  $     623,814
Weighted average interest rate during the period.....           5.88%          5.55%          4.58%

     Long-term Borrowings. Long-term FHLB advances had weighted average interest rates of 6.04% and 5.89% at December 31, 1996 and 1995, respectively. Long-term borrowings are as follows (in thousands):

                                                                                 AT DECEMBER 31,
                                                                           ----------------------------
                                                                               1996           1995
                                                                           -------------  -------------
FHLB advances, maturing January 1998 to September 2006...................  $     929,328  $     855,995
6.75% senior notes, due July 1, 2000.....................................         49,517         49,379
6.75% subordinated debentures, due 2000..................................         49,585         49,472
8.50% subordinated debentures, due 2002..................................         19,550         19,471
8.00% subordinated debentures, due 2003..................................         49,096         48,949
                                                                           -------------  -------------
     Total long-term borrowings..........................................  $   1,097,076  $   1,023,266
                                                                           -------------  -------------
                                                                           -------------  -------------

     The 6.75% notes are non-amortizing and are not redeemable prior to maturity. The 6.75% debentures are non-amortizing and are not redeemable prior to maturity. The 6.75% debentures have, through the use of an interest rate swap, been effectively converted from a fixed rate obligation to a variable rate obligation tied to the 3-month LIBOR plus 140.5 basis points. The 8.50% debentures are non-amortizing and are redeemable at the option of Sovereign in whole or in part at any time on or after September 15, 1999. The 8.00% debentures are non-amortizing and are not redeemable prior to maturity.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(10) STOCKHOLDERS' EQUITY

     The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires institutions regulated by the OTS to have minimum regulatory tangible capital equal to 1.5% of total tangible assets, a minimum leverage capital ratio equal to 3% of tangible assets and 4% of risk-adjusted assets and a risk-based capital ratio equal to 8%. Sovereign Bank and Sovereign Community Bank were in compliance with all of these capital requirements as of December 31, 1996. The following schedule summarizes the actual capital balances of Sovereign Bank and Sovereign Community Bank at December 31, 1996 (in thousands):

                                                            TANGIBLE     LEVERAGE      LEVERAGE      RISK-BASED
                                                           CAPITAL TO   CAPITAL TO    CAPITAL TO     CAPITAL TO
                                                            TANGIBLE     TANGIBLE    RISK-ADJUSTED  RISK-ADJUSTED
                                                             ASSETS       ASSETS        ASSETS         ASSETS
                                                           -----------  -----------  -------------  -------------
Sovereign Bank:
--------------
Regulatory capital.......................................  $   521,370  $   521,370   $   521,370    $   557,622
Minimum capital requirement..............................      146,871      293,740       185,757        371,513
                                                           -----------  -----------   -----------    -----------
  Excess.................................................  $   374,499  $   227,630   $   335,613    $   186,109
                                                           -----------  -----------   -----------    -----------
                                                           -----------  -----------   -----------    -----------
Capital ratio............................................         5.32%        5.32%        11.23%         12.01%

Sovereign Community Bank:
------------------------
Regulatory capital.......................................  $    12,246  $    12,246   $    12,246    $    13,495
Minimum capital requirement..............................        3,444        6,888         5,367         10,734
                                                           -----------  -----------   -----------    -----------
  Excess.................................................  $     8,802  $     5,358   $     6,879    $     2,761
                                                           -----------  -----------   -----------    -----------
                                                           -----------  -----------   -----------    -----------
Capital ratio............................................         5.33%        5.33%         9.13%         10.06%

     OTS capital regulations do not apply to holding companies. The following schedule summarizes actual capital balances of Sovereign Bancorp at December 31, 1996 as if those regulations did apply to Sovereign Bancorp (in thousands):

                                                            TANGIBLE     LEVERAGE      LEVERAGE      RISK-BASED
                                                           CAPITAL TO   CAPITAL TO    CAPITAL TO     CAPITAL TO
                                                            TANGIBLE     TANGIBLE    RISK-ADJUSTED  RISK-ADJUSTED
                                                             ASSETS       ASSETS        ASSETS         ASSETS
                                                           -----------  -----------  -------------  -------------
Sovereign Bancorp:
------------------
Regulatory capital.......................................  $   401,615  $   401,615   $   401,615    $   609,116
Minimum capital requirement..............................      148,097      296,194       191,745        383,488
                                                           -----------  -----------   -----------    -----------
  Excess.................................................  $   253,518  $   105,421   $   209,870    $   225,628
                                                           -----------  -----------   -----------    -----------
                                                           -----------  -----------   -----------    -----------
Capital ratio............................................         4.07%        4.07%         8.38%         12.70%

     The Federal Deposit Insurance Corporation Improvement Act ("FDICIA") established five capital tiers: well-capitalized, adequately-capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized. A depository institution's capital tier depends upon its capital levels in relation to various relevant capital measures, which include leverage and risk-based capital measures and certain other factors. Depository institutions that are not classified as well-capitalized or adequately-capitalized are subject to various restrictions regarding capital distributions, payment of management fees, acceptance of brokered deposits and other operating activities. At December 31, 1996, Sovereign Bank and Sovereign Community Bank were both classified as well-capitalized and were in compliance with all capital requirements. Management anticipates that Sovereign Bank and

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(10) STOCKHOLDERS' EQUITY -- (CONTINUED)

Sovereign Community Bank will each continue to be classified as well-capitalized and will be in compliance with all regulatory capital requirements.

     As a result of provisions of the Small Business Jobs Protection Act of 1996 (the "Jobs Protection Act"), which repealed the tax reserve method for bad debts for thrift institutions and the circumstances requiring bad debt recapture for large institutions, Sovereign must determine the tax deduction for bad debt based on actual charge-offs. The Jobs Protection Act retained the existing base year bad debt reserve and requires recapture into taxable income in certain circumstances such as in the case of certain excess distributions or complete redemptions. None of the limited circumstances requiring recapture are anticipated by Sovereign. Retained earnings at December 31, 1996 includes $58.9 million in bad debt reserves, for which no deferred taxes have been provided due to the indefinite nature of the recapture provisions.

     Sovereign maintains a Dividend Reinvestment and Stock Purchase Plan which permits holders of record of Sovereign common stock to purchase additional shares of common stock directly from Sovereign via reinvestment of cash dividends and optional cash purchases. At December 31, 1996, purchases of common stock with reinvested dividends are made at a 5% discount from the current market price as defined and optional cash purchases are limited to a maximum of $5,000 per quarter.

     Sovereign maintains a Stockholder Rights Plan (the "Rights Plan"). The Rights Plan is designed to protect stockholders from attempts to acquire control of Sovereign at an inadequate price. Under the Rights Plan, Sovereign distributed a dividend of one right to purchase a unit of preferred stock on each outstanding share of Sovereign's common stock. The rights are not currently exercisable or transferable and no separate certificates evidencing such rights will be distributed, unless certain events occur. The rights attach to shares of common stock outstanding on October 2, 1989 and will expire on September 27, 2004 as stated in the amendment to the Rights Plan dated September 27, 1995. The rights will entitle the holders to purchase either Sovereign's common stock or the common stock of the potential acquirer at a substantially reduced price.

     On May 17, 1995, Sovereign completed the sale of 2.0 million shares of Convertible Preferred Stock, raising $96.7 million in capital. The 6 1/4% non-voting, Cumulative Convertible Preferred Stock is convertible at the option of the holder at any time, unless previously redeemed, at a conversion rate (adjusted to reflect all stock dividends and stock splits declared through January 1997) of 5.987 shares of common stock for each share of preferred stock; equivalent to a conversion price of $8.352 per share of common stock. The preferred stock may not be redeemed prior to May 15, 1998. Thereafter, the preferred stock is redeemable at the option of Sovereign, in whole or in part, at $52.188 per share during the twelve months beginning May 15, 1998, and thereafter at prices declining ratably to par on and after May 15, 2005.

(11) STOCK OPTION PLANS

     Sovereign grants stock options for a fixed number of shares to key officers and directors with an exercise price equal to the fair value of the shares at the date of grant. Sovereign accounts for stock option grants in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees," and accordingly, recognizes no compensation expense for the stock option grants. There are 10.8 million shares of common stock reserved for issuance under the plans. These shares, along with the per share data in the following summary of option transactions, have been adjusted to reflect all stock dividends and stock splits declared through January 1997.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(11) STOCK OPTION PLANS -- (CONTINUED)

                           OPTIONS                                         OPTIONS                                       OPTIONS
                         OUTSTANDING                                     OUTSTANDING                                   OUTSTANDING
               OPTION     DEC. 31,                                        DEC. 31,                                      DEC. 31,
PLAN            PRICE       1994        GRANTED    EXERCISED  FORFEITED     1995       GRANTED   EXERCISED  FORFEITED     1996
----          ---------  -----------  -----------  ---------  ---------  -----------  ---------  ---------  ---------  -----------
1986........  $1.15-$8.33 1,184,952        8,820    (176,264)        --   1,017,508      71,820   (114,254)    (1,260)    973,814
1987........     $3.74      345,377           --     (27,930)        --     317,447          --    (37,118)        --     280,329
1988........     $1.52      103,554           --    (103,554)        --          --          --         --         --          --
1989........     $5.00           --           --          --         --          --     134,937   (126,935)                 8,002
1990........     $1.56      434,978           --    (161,784)        --     273,194          --   (205,141)        --      68,053
1993........  $4.54-$4.76    74,676        9,335          --         --      84,011       9,335    (18,669)        --      74,677
1993........     $4.84      137,645           --     (41,158)    (1,799)     94,688          --    (42,284)        --      52,404
1993........  $4.93-$9.01        --       76,146          --         --      76,146     114,513         --     (7,938)    182,721
1993........     $5.25      720,894           --          --   (115,260)    605,634          --         --    (46,104)    559,530
1994........     $6.75       22,701           --          --         --      22,701          --         --         --      22,701
1996........     $8.33           --           --          --         --          --       9,600         --         --       9,600
                          ---------    ---------   ---------  ---------   ---------   ---------  ---------  ---------   ---------
 Total......              3,024,777       94,301    (510,690)  (117,059)  2,491,328     340,205   (544,401)   (55,302)  2,231,831
                          ---------    ---------   ---------  ---------   ---------   ---------  ---------  ---------   ---------
                          ---------    ---------   ---------  ---------   ---------   ---------  ---------  ---------   ---------

                OPTIONS
              EXERCISABLE
               DEC. 31,
PLAN             1996
----          -----------
1986........     901,994
1987........     280,329
1988........          --
1989........       8,002
1990........      68,053
1993........      74,677
1993........      52,404
1993........     182,721
1993........          --
1994........      22,701
1996........          --
               ---------
 Total......   1,590,881
               ---------
               ---------

     In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which provides companies with a choice either to expense the fair value of employee stock options over the vesting period (recognition method) or to continue the previous practice but disclose the pro forma effects on net income and earnings per share had the fair value method been used (disclosure only method). Companies electing the disclosure only method will be required to include the pro forma effects of all awards granted in fiscal years beginning after December 15, 1994. Sovereign adopted the disclosure only method during 1996.

     Pro forma information regarding net income and earnings per share is required by SFAS No. 123 and has been determined as if Sovereign had accounted for its employee stock options under the fair value method of that statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions:

                                                                        1986 PLAN             1993 PLAN          1996 PLAN
                                                                   --------------------  --------------------   -----------
Grant date.......................................................    12/6/95    1/24/96   11/15/95    4/10/96      6/26/96
Options granted..................................................      8,820     71,820    114,513      9,335        9,600
Options forfeited................................................         --      1,260      3,381         --           --
Expected volatility..............................................       .292       .292       .292       .292         .292
Expected life in years...........................................          6          6          4          6            6
Stock price on date of grant.....................................    $  8.33    $  7.84    $  9.01    $  4.54      $  8.33
Exercise price...................................................    $  8.33    $  7.84    $  9.01    $  4.54      $  8.33
Expected dividend yield..........................................        .21%       .22%       .21%       .21%         .21%
Risk-free interest rate..........................................       5.55%      6.30%      5.70%      6.42%        6.86%
Vesting period in years..........................................          1          1          1          1            1

     The Black-Scholes option valuation model was developed for use in estimating the fair market value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because Sovereign's employee stock options have characteristics significantly different from those traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide reliable single measure of fair value of its employee stock options.

     Pro forma disclosures of the impact on net income and earnings per share are not shown as the impact of applying SFAS No. 123's fair value method to Sovereign's stock-based awards is immaterial.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(12) EMPLOYEE BENEFIT PLANS

     Sovereign sponsors a non-contributory defined benefit pension plan which covers substantially all employees who have attained the age of 21 and completed one year of service. Benefits under the plan are based upon years of service and the employees' average compensation computed based upon the five consecutive plan years of highest pay during the ten years preceding retirement or termination.

     It is Sovereign's policy to fund the minimum contribution as determined by an actuarial valuation. The net periodic pension costs for this plan are comprised of the following components (in thousands):

                                                                                   1996        1995       1994
                                                                                -----------  ---------  ---------
Service cost benefits earned during the period................................  $     1,194  $   1,124  $   1,347
Interest cost on projected benefit obligation.................................        1,714      1,604      1,535
Actual return on plan assets..................................................       (3,532)    (4,768)       138
Amortization of unrecognized net assets and other deferred amounts, net.......        1,163      2,963     (1,739)
Curtailment loss..............................................................          542         --         --
                                                                                -----------  ---------  ---------
  Net periodic pension expense................................................  $     1,081  $     923  $   1,281
                                                                                -----------  ---------  ---------
                                                                                -----------  ---------  ---------

     The following table sets forth the pension plan's funded status at December 31, 1996 and 1995 (in thousands):

                                                                                    1996       1995
                                                                                  ---------  ---------
Fair value of plan assets.......................................................  $  29,198  $  25,562
                                                                                  ---------  ---------
                                                                                  ---------  ---------
Projected benefit obligation:
  Vested benefits...............................................................  $  23,067  $  22,660
  Non-vested benefits...........................................................        724        581
  Effect of projected future salary increases...................................      2,411      2,002
                                                                                  ---------  ---------
     Projected benefit obligation...............................................  $  26,202  $  25,243
                                                                                  ---------  ---------
                                                                                  ---------  ---------
Plan assets in excess of the projected benefit obligation.......................  $   2,997  $     319
Unrecognized net asset existing at transition date..............................       (173)      (214)
Unrecognized net loss...........................................................        100      1,683
Unrecognized prior service cost.................................................       (102)       731
Additional minimum balance sheet liability......................................         --       (496)
                                                                                  ---------  ---------
  Net pension asset included in balance sheet...................................  $   2,822  $   2,023
                                                                                  ---------  ---------
                                                                                  ---------  ---------

     In determining the projected benefit obligation, the assumed discount rates at December 31, 1996, 1995 and 1994 were 7.06%, 7.07% and 7.93%, respectively.
The weighted average rate of salary increase was 5.06% for 1996, 5.07% for 1995 and 4.85% for 1994. The expected long-term rate of return on assets used in determining net periodic pension expense was 9.00% for all three years.

     The pension plan's assets consist primarily of common stock, fixed income securities such as corporate bonds and U.S. Treasury securities and units of certain common trust funds.

     Sovereign also maintains a 401(k) savings plan. Substantially all employees of Sovereign are eligible to participate in the 401(k) savings plan on the January 1 and July 1 following their completion of one year of service and attaining age 21. Sovereign's contributions to this plan were $211,000, $191,000 and $186,000 during 1996, 1995 and 1994, respectively. Pursuant to this plan, employees can contribute up to 10% of their compensation to the plan. Sovereign contributes 50% of the employee contribution up to 6% of compensation in the form of Sovereign common stock.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(12) EMPLOYEE BENEFIT PLANS -- (CONTINUED)

     Sovereign maintains an ESOP. Substantially all employees of Sovereign are eligible to participate in the ESOP on the January 1 or July 1 following their completion of one year of service and attaining age 21. The ESOP is a deferred contribution plan which provides retirement benefits for participants and beneficiaries by purchasing Sovereign common stock in the open market. The amount of annual contributions to the ESOP by Sovereign is determined by the Board of Directors based upon the financial performance of Sovereign each year. Sovereign recognized as expense $2.5 million, $1.6 million and $1.5 million to the ESOP during 1996, 1995 and 1994, respectively.

     On November 21, 1994, Sovereign's Board of Directors authorized an amendment to Sovereign's ESOP to add a leverage feature to purchase up to 4.2 million shares of Sovereign's outstanding common stock in the open market or in negotiated transactions. The ESOP is funded through direct loans from Sovereign totaling $40.0 million in 1996. The proceeds from these loans were used to purchase outstanding shares of Sovereign's common stock. As the debt on these loans is repaid, shares of Sovereign common stock are released and become eligible for allocation to employee accounts. In addition, dividends are paid on all shares of Sovereign common stock, including unallocated shares held by the ESOP. Dividends on the unallocated shares are allocated on a pro-rata basis when purchased shares are released. Compensation expense is recognized based on the fair value of the shares committed to be released to employees and the shares then become outstanding for earnings per share computations. Sovereign has committed to make contributions sufficient to provide for the ESOP debt requirements. At December 31, 1996, the ESOP held 4.7 million shares of which 583,000 shares were allocated to employee accounts. The unallocated ESOP shares are presented as a reduction of stockholders' equity in the consolidated financial statements. At December 31, 1996, the fair value of the unallocated shares held by the ESOP was $44.5 million.

     Sovereign's Compensation Committee administers the ESOP. Under the ESOP, the trustees are directed to vote all allocated shares held in the ESOP in accordance with the instructions of the participants to whom the shares have been allocated. In addition, the trustees shall vote in their sole discretion any shares in the unallocated suspense account.

     In 1992, Sovereign implemented the Employee Stock Purchase Plan which permits eligible employees to purchase Sovereign common stock directly from Sovereign. Purchases of common stock are limited to 15% of a participant's compensation. During 1996, 1995 and 1994, participants purchased Sovereign common stock at a price equal to 92.5% of the fair value of Sovereign common stock on the offering date. Compensation expense for this plan for the year ended December 31, 1996, 1995 and 1994 was $41,000, $31,000 and $31,000,
respectively.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(13) INCOME TAXES

     The provision for income taxes in the consolidated statement of operations is comprised of the following components (in thousands):

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                 -------------------------------
                                                                                   1996       1995       1994
                                                                                 ---------  ---------  ---------
Current:
  Federal......................................................................  $  23,662  $  24,826  $  14,536
  State........................................................................      2,401      3,078      3,297
                                                                                 ---------  ---------  ---------
                                                                                    26,063     27,904     17,833
Deferred.......................................................................      3,872      2,767     11,997
                                                                                 ---------  ---------  ---------
  Total income tax expense.....................................................  $  29,935  $  30,671  $  29,830
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

     The following is a reconciliation of the actual tax provisions with taxes computed at the federal statutory rate of 35% for 1996, 1995 and 1994:

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                       -------------------------------
                                                                                         1996       1995       1994
                                                                                       ---------  ---------  ---------
Federal income tax at statutory rate.................................................       35.0%      35.0%      35.0%
Increase (decrease) in taxes resulting from:
  Tax-exempt interest................................................................       (1.9)       (.5)       (.3)
  State income taxes, net of federal tax benefit.....................................        2.0        2.1        2.7
  Amortization of intangible assets and other purchase accounting adjustments........        2.3        2.4        2.7
Other................................................................................        2.1       (5.3)      (2.5)
                                                                                       ---------  ---------  ---------
                                                                                            39.5%      33.7%      37.6%
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(13) INCOME TAXES -- (CONTINUED)

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below (in thousands):

                                                                                    YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------
                                                                                1996         1995         1994
                                                                             -----------  -----------  -----------
Deferred tax assets:
  Allowance for possible loan losses.......................................  $    15,669  $    15,787  $    15,690
  Merger related liabilities...............................................        1,006          785          392
  Purchase accounting adjustments..........................................        2,329        3,538        7,846
  Unrealized loss on available-for-sale portfolio..........................           89           30          567
  Net operating loss carryforwards.........................................          417           --           --
  Other....................................................................        5,146        2,102        2,549
                                                                             -----------  -----------  -----------
  Total gross deferred tax assets..........................................       24,656       22,242       27,044
  Less valuation allowance.................................................       (2,006)      (1,181)      (1,583)
                                                                             -----------  -----------  -----------
  Net deferred tax assets..................................................  $    22,650  $    21,061  $    25,461
                                                                             -----------  -----------  -----------
Deferred tax liabilities:
  Purchase accounting adjustments..........................................  $    (7,188) $    (8,559) $    (9,038)
  Deferred loan fees.......................................................       (5,353)      (2,826)      (1,826)
  Unrealized gain on available-for-sale portfolio..........................       (1,815)      (2,708)          --
  Other....................................................................       (9,867)      (6,546)      (1,179)
                                                                             -----------  -----------  -----------
  Total gross deferred tax liabilities.....................................  $   (24,223) $   (20,639) $   (12,043)
                                                                             -----------  -----------  -----------
  Net deferred tax (liability) asset.......................................  $    (1,573) $       422  $    13,418
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

     The valuation allowance for deferred tax assets is unchanged from the balance at January 1, 1994, and is primarily related to state deductible temporary differences resulting from the Harmonia acquisition.

     Sovereign has determined that it is not required to establish any additional valuation reserve for deferred tax assets since it is more likely than not that deferred tax assets (other than those for which a valuation allowance has been established) will be principally realized through carry back to taxable income in prior years. Sovereign's conclusion that it is "more likely than not" that the deferred tax assets will be realized is based on a history of growth in earnings and the prospects for continued growth including an analysis of potential uncertainties that may affect future operating results. Sovereign will continue to review the criteria related to the recognition of deferred tax assets on a quarterly basis.

(14) COMMITMENTS AND CONTINGENCIES

  Financial Instruments

     Sovereign is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers and to manage its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit, standby letters of credit, loans sold with recourse, forward contracts and interest rate swaps, caps and floors. These financial instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheet. The contract or notional amounts of these financial instruments reflect the extent of involvement Sovereign has in particular classes of financial instruments.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(14) COMMITMENTS AND CONTINGENCIES -- (CONTINUED)

     Sovereign's exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and loans sold with recourse is represented by the contractual amount of those instruments. Sovereign uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. For interest rate swaps, caps and floors and forward contracts, the contract or notional amounts do not represent exposure to credit loss. Sovereign controls the credit risk of its interest rate swaps, caps and floors and forward contracts through credit approvals, limits and monitoring procedures. Unless noted otherwise, Sovereign does not require and is not required to pledge collateral or other security to support financial instruments with credit risk.

     The following schedule summarizes Sovereign's off-balance sheet financial instruments (in thousands):

                                                                                            CONTRACT OR
                                                                                          NOTIONAL AMOUNT
                                                                                          AT DECEMBER 31,
                                                                                    ----------------------------
                                                                                        1996           1995
                                                                                    -------------  -------------
Financial instruments whose contract amounts represent credit risk:
  Commitments to extend credit....................................................  $   538,035    $   472,663
  Standby letters of credit.......................................................        2,763          2,763
  Loans sold with recourse........................................................       60,113         60,113
Financial instruments whose notional or contract amounts exceed the amount of credit risk:
  Forward contracts...............................................................       32,500         77,250
  Interest rate swaps.............................................................    2,517,013      1,211,130
  Interest rate caps..............................................................      500,000      1,446,000

     Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Sovereign evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained upon extension of credit is based on management's credit evaluation of the counterparty. Collateral held usually consists of real estate but may include securities, accounts receivable, inventory and property, plant and equipment.

     Standby letters of credit are conditional commitments issued by Sovereign to guarantee the performance of a customer to a third party. The guarantees are primarily issued to support public and private borrowing arrangements. Most guarantees expire in 1997, one guarantee expires in September 2000 and one guarantee for $1.4 million expires in January 2011. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Sovereign holds various collateral to support the commitments.

     Loans sold with recourse primarily represent residential loans.

     The forward contracts used by Sovereign in its mortgage banking activities are contracts for delayed delivery of securities in which Sovereign agrees to make delivery of a specified instrument, at a specified future date, at a specified price or yield. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in securities' values and interest rates.

     Interest rate swaps, caps and floors enable Sovereign to transfer, modify or reduce its interest rate risk and are used as part of asset and liability management. Sovereign may become a principal in the exchange of interest payments with another party and therefore, is exposed to loss should one of the other parties default. Sovereign minimizes this risk by performing credit reviews on counterparties.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(14) COMMITMENTS AND CONTINGENCIES -- (CONTINUED)

Notional principal amounts often are used to express the volume of these transactions, but the amounts potentially subject to credit risk are much smaller.

  Litigation

At December 31, 1996, Sovereign was party to a number of lawsuits. While any litigation has an element of uncertainty, management, after reviewing these actions with legal counsel, is of the opinion that the liability, if any, resulting from these actions will not have a material effect on the financial condition or results of operations of Sovereign.

(15) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents disclosures about the fair value of financial instruments as defined by SFAS No. 107, "Fair Value of Financial Instruments." These fair values are presented based upon subjective estimates of relevant market conditions at a specific point in time and information about each financial instrument. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These techniques involve uncertainties resulting in variability in estimates affected by changes in assumptions and risks of the financial instruments at a certain point in time. Therefore, the derived fair value estimates presented below cannot be substantiated by comparison to independent markets. In addition, the fair values do not reflect any premium or discount that could result from offering for sale at one time an entity's entire holdings of a particular financial instrument nor does it reflect potential taxes and the expenses that would be incurred in an actual sale or settlement. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of Sovereign (in thousands):

                                                                            AT DECEMBER 31,
                                                       ----------------------------------------------------------
                                                                   1996                          1995
                                                       ----------------------------  ----------------------------
                                                         CARRYING         FAIR         CARRYING         FAIR
                                                           VALUE          VALUE          VALUE          VALUE
                                                       -------------  -------------  -------------  -------------
Financial Assets:
  Cash and amounts due from depository
     institutions....................................  $     111,296  $     111,296  $     142,039  $     142,039
  Interest-earning deposits..........................          6,273          6,273         17,524         17,524
  Loans held for resale..............................         32,955         33,162        137,731        138,939
  Investment and mortgage-backed securities
     available-for-sale..............................        494,997        494,997        905,023        905,023
  Investment and mortgage-backed securities
     held-to-maturity................................      2,487,615      2,464,844      2,117,062      2,127,015
  Loans, net.........................................      6,603,444      6,600,072      5,101,156      5,134,975
  Excess servicing...................................            815          4,187          2,328          7,330
  Originated mortgage servicing rights...............          5,954          7,428          1,894          2,840
  Cash surrender value of life insurance.............         11,978         11,978         11,582         11,582
Financial Liabilities:
  Deposits...........................................      5,606,333      5,602,633      5,606,469      5,617,265
  Borrowings(1)......................................      3,876,341      3,880,372      2,565,570      2,581,149
Unrecognized Financial Instruments:(2)
  Commitments to extend credit.......................          1,315          1,239            930            869
  Standby letters of credit..........................              7             12              4              6
  Loans sold with recourse...........................            301            120            391            156
  Interest rate swaps, caps and floors...............          9,283          3,755         12,777         (9,873)

------------------
(1) Borrowings are shown without unamortized cap premiums, as cap premiums are reflected separately below in "Interest rate swaps, caps and floors."

(2) The amounts shown under "carrying value" represent accruals or deferred income (cost) arising from those unrecognized financial instruments.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Cash and amounts due from depository institutions and interest-earning deposits. For these short-term instruments, the carrying amount is a reasonable estimate of fair value.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

     Loans held for resale. Fair values are estimated using quoted rates based upon secondary market sources for securities backed by similar loans. Fair value estimates include consideration of all open positions (including forward contracts), outstanding commitments and related fees paid.

     Investment and mortgage-backed securities available-for-sale. The fair value of investment and mortgage-backed securities available-for-sale are based on quoted market prices as of the balance sheet date.

     Investment and mortgage-backed securities held-to-maturity. The carrying amounts for short-term investment and mortgage-backed securities held-to-maturity approximate fair value because of the short maturity of these instruments and they do not present unanticipated credit concerns. The fair value of long-term investments and mortgage-backed securities held-to-maturity is estimated based upon bid quotations received from securities dealers and an independent pricing servicing bureau.

     Loans. Fair value is estimated by discounting cash flows using estimated market discount rates at which similar loans would be made to borrowers and reflect similar credit ratings and interest rate risk for the same remaining maturities.

     Excess servicing and originated mortgage servicing rights. The fair value of excess servicing and originated mortgage servicing rights is estimated using quoted rates based upon secondary market sources. The estimated fair value approximates the amount for which the servicing could currently be sold.

     Deposits. The fair value of deposits with no stated maturity, such as non-interest bearing demand deposits, NOW accounts, savings accounts and certain money market accounts, is equal to the amount payable on demand as of the balance sheet date. The fair value of fixed-maturity certificates of deposit is estimated by discounting cash flows using currently offered rates for deposits of similar remaining maturities.

     Borrowings. Fair value is estimated by discounting cash flows using rates currently available to Sovereign for other borrowings with similar terms and remaining maturities.

     Commitments to extend credit. The fair value of commitments to extend credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties. For fixed rate loan commitments, fair value also considers the difference between current levels of interest rates and the committed rates.

     Standby letters of credit. The fair value of letters of credit is based on fees currently charged for similar agreements or on the estimated cost to terminate them or otherwise settle the obligations with the counterparties.

     Loans sold with recourse. The fair value of loans sold with recourse is estimated based upon the cost to terminate Sovereign's obligations under the recourse provisions.

     Interest rate swaps, caps and floors. The fair value of interest rate swaps, caps and floors which represent the estimated amount Sovereign would receive or pay to terminate the contracts or agreements, taking into account current interest rates and when appropriate, the current creditworthiness of the counterparties are obtained from dealer quotes.

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(16) INTEREST RATE EXCHANGE AGREEMENTS

     Amortizing and non-amortizing interest rate swaps are generally used to convert fixed rate assets and liabilities to variable rate assets and liabilities and vice versa. Interest rate caps are generally used to limit the exposure from the repricing and maturity of liabilities. Interest rate floors are generally used to limit the exposure from repricing and maturity of assets. Interest rate caps and floors are also used to limit the exposure created by other interest rate swaps. In certain cases, interest rate caps or floors are simultaneously bought and sold to create a range of protection against changing interest rates while limiting the cost of that protection. The following table presents information regarding interest rate exchange agreements at the dates indicated (in thousands):

                                              AT DECEMBER 31, 1996                              AT DECEMBER 31, 1995
                                ------------------------------------------------  ------------------------------------------------
                                                                     WEIGHTED                                          WEIGHTED
                                                                      AVERAGE                                           AVERAGE
                                NOTIONAL     BOOK      ESTIMATED     MATURITY     NOTIONAL     BOOK      ESTIMATED     MATURITY
                                 AMOUNT      VALUE    FAIR VALUE     IN YEARS      AMOUNT      VALUE    FAIR VALUE     IN YEARS
                                ---------  ---------   ---------     ---------    ---------  ---------   ---------     ---------
Amortizing interest rate
  swaps:
  Pay variable-receive
    fixed(1)..................  $ 713,448  $      --   $ (10,459)          3.6    $ 585,429  $      --   $  (4,066)          4.2
  Pay fixed-receive
    variable(2)...............    398,565         --        (464)          2.3      295,701         --      (3,653)          3.3
Non-amortizing interest rate
  swaps:
  Pay variable-receive
    fixed(3)..................     50,000         --      (1,738)          3.7       50,000         --        (837)          4.6
  Pay fixed-receive
    variable(4)...............  1,355,000         --       9,152           2.2      280,000         --      (2,780)          1.8
Interest rate caps(5).........    500,000      9,283       7,264           4.5    1,446,000     12,777       1,463           1.6
                               ----------  ---------   ---------                 ----------  ---------   ---------
                               $3,017,013  $   9,283   $   3,755                 $2,657,130  $  12,777   $  (9,873)
                               ----------  ---------   ---------                 ----------  ---------   ---------
                               ----------  ---------   ---------                 ----------  ---------   ---------

------------------
(1) The weighted average pay rate was 5.50% and 5.56% and the weighted average receive rate was 5.93% and 5.61% at December 31, 1996 and 1995, respectively.

(2) The weighted average pay rate was 6.76% and 6.87% and the weighted average receive rate was 6.18% and 6.92% at December 31, 1996 and 1995, respectively.

(3) The weighted average pay rate was 6.91% and 7.28% and the weighted average receive rate was 6.75% and 6.75% at December 31, 1996 and 1995, respectively.

(4) The weighted average pay rate was 5.28% and 5.91% and the weighted average receive rate was 5.53% and 5.89% at December 31, 1996 and 1995, respectively.

(5) The weighted average contract rate was 6.00% and 6.36% at December 31, 1996 and 1995, respectively.

     The following table summarizes by notional amounts the activity of Sovereign's interest rate exchange agreements (in thousands):

                                                             AMORTIZING          NON-AMORTIZING
                                                              INTEREST              INTEREST         INTEREST RATE
                                                             RATE SWAPS            RATE SWAPS            CAPS
                                                         ------------------  ----------------------  -------------
Balance, December 31, 1993.............................    $      620,934        $       50,000      $     300,000
                                                           --------------        --------------      -------------
  Additions............................................           591,800               200,000            980,000
  Maturities/Amortization..............................           127,089                    --             50,000
  Terminations.........................................                --                    --            780,000
                                                           --------------        --------------      -------------
Balance, December 31, 1994.............................         1,085,645               250,000            450,000
                                                           --------------        --------------      -------------
  Additions............................................           300,000               280,000            996,000
  Maturities/Amortization..............................           326,795               200,000                 --
  Terminations.........................................           177,720                    --                 --
                                                           --------------        --------------      -------------
Balance, December 31, 1995.............................           881,130               330,000          1,446,000
                                                           --------------        --------------      -------------
  Additions............................................           300,000             1,125,000            500,000
  Maturities/Amortization..............................            69,117                    --            450,000
  Terminations.........................................                --                50,000            996,000
                                                           --------------        --------------      -------------
Balance, December 31, 1996.............................    $    1,112,013        $    1,405,000      $     500,000
                                                           --------------        --------------      -------------
                                                           --------------        --------------      -------------

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(16) INTEREST RATE EXCHANGE AGREEMENTS -- (CONTINUED)

     At December 31, 1996, Sovereign's balance sheet included a net deferred loss of $4.9 million related to interest rate exchange agreements terminated in December 1995 and June 1996 which were originally accounted for as hedges. Of this net deferred loss, $4.4 million will amortize into interest expense in 1997 and $465,000 will amortize into interest expense in 1998.

     Net interest income resulting from interest rate exchange agreements includes $5.1 million of income and $7.4 million of expense for 1996, $1.7 million of income and $3.6 million of expense for 1995 and $10.0 million of income and $2.0 million of expense for 1994.

(17) PARENT COMPANY FINANCIAL INFORMATION

     Condensed financial information for Sovereign Bancorp, Inc. is as follows (in thousands):

                                                                                            BALANCE SHEETS
                                                                                       ------------------------
                                                                                           AT DECEMBER 31,
                                                                                       ------------------------
                                                                                          1996         1995
                                                                                       -----------  -----------
Assets
  Interest-earning deposits..........................................................  $       120  $       500
  Investment securities..............................................................       15,805       10,503
  Investment in subsidiaries.........................................................      649,010      582,648
  Other assets.......................................................................       16,559       46,561
                                                                                       -----------  -----------
Total Assets.........................................................................  $   681,494  $   640,212
                                                                                       -----------  -----------
                                                                                       -----------  -----------
Liabilities and Stockholders' Equity
  Short-term borrowings..............................................................  $        --  $       714
  Long-term borrowings...............................................................      167,748      167,271
  Other liabilities..................................................................        4,907        3,610
  Stockholders' equity...............................................................      508,839      468,617
                                                                                       -----------  -----------
Total Liabilities and Stockholders' Equity...........................................  $   681,494  $   640,212
                                                                                       -----------  -----------
                                                                                       -----------  -----------

                                                                                    STATEMENTS OF OPERATIONS
                                                                                 -------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                 -------------------------------
                                                                                   1996       1995       1994
                                                                                 ---------  ---------  ---------
Interest income................................................................  $   2,752  $   4,384  $     223
Other income...................................................................          3      2,791     13,008
                                                                                 ---------  ---------  ---------
Total income...................................................................      2,755      7,175     13,231
                                                                                 ---------  ---------  ---------
Interest expense...............................................................     13,117     11,758      9,341
Other expense..................................................................      5,474      4,808      4,132
                                                                                 ---------  ---------  ---------
Total expense..................................................................     18,591     16,566     13,473
                                                                                 ---------  ---------  ---------
Income before taxes, dividends and undistributed earnings of subsidiaries......    (15,836)    (9,391)       242
Income taxes...................................................................     (5,431)    (4,565)        --
                                                                                 ---------  ---------  ---------
Income before earnings of subsidiaries.........................................    (10,405)    (4,826)      (242)
Distributed earnings from subsidiaries.........................................         --     20,544     19,496
Undistributed earnings of subsidiaries.........................................     56,219     44,688     30,645
                                                                                 ---------  ---------  ---------
Net Income.....................................................................  $  45,814  $  60,406  $  49,899
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

                                       30

                    SOVEREIGN BANCORP, INC. AND SUBSIDIARIES

(17) PARENT COMPANY FINANCIAL INFORMATION -- (CONTINUED)

                                                                                    STATEMENTS OF CASH FLOWS
                                                                                 -------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                 -------------------------------
                                                                                   1996       1995       1994
                                                                                 ---------  ---------  ---------
Cash Flows from Operating Activities:
  Net income...................................................................  $  45,814  $  60,406  $  49,899
  Adjustments to reconcile net income to net cash provided by operating activities:
     Dividends received from subsidiaries(1)...................................         --     20,544     19,496
     Earnings from subsidiaries................................................    (56,219)   (65,232)   (50,141)
     Allocation of Employee Stock Ownership Plan shares........................      2,465      1,514         --
     Change in other assets....................................................     29,992    (45,038)    10,539
     Change in other liabilities...............................................      1,297      2,608     (3,168)
                                                                                 ---------  ---------  ---------
Net cash provided (used) by operating activities...............................     23,349    (25,198)    26,625
                                                                                 ---------  ---------  ---------

Cash Flows from Investing Activities:
  Investment in subsidiaries...................................................    (10,282)   (88,168)   (17,063)
  Maturity and repayments of investment securities.............................      1,259      1,221      5,319
  Net change in investment securities(1).......................................     (6,561)    (1,551)   (10,606)
  Other, net...................................................................      5,867      4,839       (385)
                                                                                 ---------  ---------  ---------
Net cash used by investing activities..........................................     (9,717)   (83,659)   (22,735)
                                                                                 ---------  ---------  ---------

Cash Flows from Financing Activities:
  Net change in short-term borrowings..........................................       (714)      (714)        --
  Net change in long-term borrowings...........................................        477       (376)    (1,092)
  Cash dividends paid to stockholders..........................................    (11,249)    (9,391)    (5,728)
  Net cash received from debt offering.........................................         --     49,379         --
  Net proceeds from issuance of common stock...................................      4,333      2,991      3,884
  Net proceeds from issuance of preferred stock................................         --     96,446         --
  Purchase of Employee Stock Ownership Plan shares.............................     (4,559)   (30,286)        --
  Purchase of treasury stock...................................................     (2,300)        --         --
                                                                                 ---------  ---------  ---------
Net cash provided (used) by financing activities...............................    (14,012)   108,049     (2,936)
                                                                                 ---------  ---------  ---------
Increase (decrease) in cash and cash equivalents...............................       (380)      (808)       954
Cash and cash equivalents at beginning of period...............................        500      1,308        354
                                                                                 ---------  ---------  ---------
Cash and cash equivalents at end of period.....................................  $     120  $     500  $   1,308
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

------------------
(1) The 1996 results reflect the dissolution and subsequent merger of Sovereign Investment Corporation into Sovereign Bancorp during 1996.


(18) SUBSEQUENT EVENTS

     During March 1997, Sovereign issued $100 million of preferred capital securities ("Trust Preferred") through Sovereign Capital Trust I ("Trust"), a special-purpose statutory trust created expressly for the issuance of these securities. Distributions on the Trust Preferred will be payable at an annual rate of 9% of the stated liquidation amount of $1,000 per capital security, payable semi-annually. After issuance costs, proceeds of $97.6 million were invested in Junior Subordinated Debentures of Sovereign, at terms identical to the Trust Preferred offering. Cash distributions on the Trust Preferred are made to the extent interest on the debentures is received by the Trust. In the event of certain changes or amendments to regulatory requirements or federal tax rules, the Trust Preferred securities are redeemable in whole. Otherwise, the Trust Preferred securities are generally redeemable in whole or in part on or after April 1, 2007, at a declining redemption price ranging from 103.875% to 100% of the liquidation amount. On or after April 1, 2017, the Trust Preferred securities may be redeemed at 100% of the liquidation amount.

     The Trust Preferred offering is classified as and is similar to minority interests and is presented as "Corporation-obligated mandatorily redeemable capital securities of subsidiary trust holding solely subordinated debentures of Sovereign Bancorp, Inc." The Trust Preferred offering qualifies for Tier I capital treatement for Sovereign and the loan payments from Sovereign to the Trust are fully tax deductible. Sovereign intends to use the proceeds of the transaction for general corporate purposes.

                                       31